  AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 15, 2006

                                                               File No. 811-8572
                                                               File No. 33-80514

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933                            [ ]
                       POST-EFFECTIVE AMENDMENT NO. 24                       [X]
                                       AND
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                        [ ]
                              AMENDMENT NO. 25                               [X]

                               BISHOP STREET FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          C/O THE CT CORPORATION SYSTEM
                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 1-888-462-5386

                                ROBERT A. NESHER
                           C/O SEI INVESTMENTS COMPANY
                               ONE FREEDOM VALLEY
                            OAKS, PENNSYLVANIA 19456
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copies to:
                            RICHARD W. GRANT, ESQUIRE
                           MORGAN, LEWIS & BOCKIUS LLP
                                ONE OXFORD CENTRE
                               THIRTY-SECOND FLOOR
                         PITTSBURGH, PENNSYLVANIA 15219

   Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this filing.

    It is proposed that this filing become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]  on [date] pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a) of Rule 485

[X]  75 days after filing pursuant to paragraph (a) of Rule 485

[ ]  on [date] pursuant to paragraph (a) of Rule 485

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                 CLASS I SHARES
                     (formerly, Institutional Class Shares)

                               BISHOP STREET FUNDS

                                   PROSPECTUS

                                  [MAY 1], 2006

                  LARGE CAP GROWTH FUND (FORMERLY, EQUITY FUND)
                              STRATEGIC GROWTH FUND
                             TAX MANAGED EQUITY FUND
                           LARGE CAP CORE EQUITY FUND
                             HIGH GRADE INCOME FUND
                           HAWAII MUNICIPAL BOND FUND
                                MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND

                               INVESTMENT ADVISER:
                        BISHOP STREET CAPITAL MANAGEMENT

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     [LOGO]

                              [BISHOP STREET FUNDS]
                       [YOUR AVENUE TO SOUND INVESTMENT]

                              ABOUT THIS PROSPECTUS

Bishop Street Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class I Shares of the Bishop Street Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. In the next column, there is some general information you should know about risk and return that is common to each of the Funds.

If you would like more detailed information about the Funds, please see:

                                                                         PAGE
                                                                      ----------
LARGE CAP GROWTH FUND .............................................       XXX
STRATEGIC GROWTH FUND .............................................       XXX
TAX MANAGED EQUITY FUND ...........................................       XXX
LARGE CAP CORE EQUITY FUND ........................................       XXX
HIGH GRADE INCOME FUND ............................................       XXX
HAWAII MUNICIPAL BOND FUND ........................................       XXX
MONEY MARKET FUND .................................................       XXX
TREASURY MONEY MARKET FUND ........................................       XXX
MORE INFORMATION ABOUT RISK .......................................       XXX
MORE INFORMATION ABOUT FUND INVESTMENTS ...........................       XXX
INVESTMENT ADVISER AND SUB-ADVISERS ...............................       XXX
PURCHASING, SELLING AND EXCHANGING FUND SHARES ....................       XXX
OTHER POLICIES ....................................................       XXX
DIVIDENDS AND DISTRIBUTIONS .......................................       XXX
TAXES .............................................................       XXX
THE BOARD OF TRUSTEES .............................................       XXX
FINANCIAL HIGHLIGHTS ..............................................       XXX
APPENDIX - ADDITIONAL INFORMATION REGARDING
LOTSOFF CAPITAL MANAGEMENT ........................................       XXX
HOW TO OBTAIN MORE INFORMATION ABOUT BISHOP STREET FUNDS ..........   Back Cover

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how well an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in a Fund (other than the Money Market Funds) is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Money Market Funds' investments are subject to fluctuations in the current interest rates. Accordingly, an investment in a Money Market Fund is subject to income risk, which is the possibility that a Fund's yield will decline due to falling interest rates. Although each Money Market Fund seeks to keep a constant price per share of $1.00, it is possible to lose money by investing in a Money Market Fund.

A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

BISHOP STREET LARGE CAP GROWTH FUND

Fund Summary

INVESTMENT GOAL                 Long-term capital appreciation

INVESTMENT FOCUS                Common stocks and other equity securities

SHARE PRICE VOLATILITY          High

PRINCIPAL INVESTMENT STRATEGY   Investing in a diversified portfolio of U.S. equity
                                securities

INVESTOR PROFILE                Investors seeking long-term capital appreciation,
                                who are willing to accept the risk of share price
                                volatility

SIMPLY SPEAKING

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks, designed to mimic the overall equity market's industry weightings. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

Investment Strategy

The Large Cap Growth Fund primarily invests (at least 80% of its net assets) in common stocks and other equity securities of U.S. issuers with market capitalizations in excess of $5 billion. Such instruments include convertible securities. The Adviser invests in securities it believes have potential for capital appreciation. The Fund seeks to be diversified across issuers and major economic sectors. In making a determination to buy, sell or hold a security, the portfolio management team gives special consideration to the relationship of the security to the risk/reward measurement of the entire portfolio.

The Fund's investment approach, with its emphasis on common stocks and other equity securities, seeks to provide returns consistent with the performance of the U.S. stock market, as generally measured by broad U.S. stock market indices such as the S&P 500 Index. The Adviser employs a core equity investment style with a growth bias.

Principal Risks of Investing

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, equity securities, may underperform other market segments.

Performance Information

The bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund's Class I Shares from calendar year to calendar year.

1998    33.05%
1999    24.37%
2000   -16.20%
2001   -25.61%
2002   -25.06%
2003    26.62%
2004     3.72%
2005     X.XX%

BEST QUARTER   WORST QUARTER
------------   -------------
   XX.XX%          XX.XX%
 (XX/XX/XX)      (XX/XX/XX)

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2005 to those of the S&P 500 Index and the Consumer Price Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                    1 YEAR   5 YEARS   SINCE INCEPTION*
                                                                    ------   -------   ----------------
LARGE CAP GROWTH FUND RETURN BEFORE TAXES
   CLASS I SHARES                                                    X.XX%    X.XX%          X.XX%
LARGE CAP GROWTH FUND RETURN AFTER TAXES ON DISTRIBUTIONS

   CLASS I SHARES                                                    X.XX%    X.XX%          X.XX%
LARGE CAP GROWTH FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES
   CLASS I SHARES                                                    X.XX%    X.XX%          X.XX%
S&P 500 INDEX RETURN (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
TAXES)                                                               X.XX%    X.XX%          X.XX%
CONSUMER PRICE INDEX RETURN (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                                   X.XX%    X.XX%          X.XX%

* The Fund's inception date is January 30, 1997. Index returns provided from January 31, 1997.

Fund Fees & Expenses

This table describes the fees and expenses that you may pay if you purchase or sell Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                               None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
   other Distributions (as a percentage of offering price)            None
Redemption Fee (as a percentage of amount redeemed, if applicable)*   None
Exchange Fee                                                          None

* Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees                         0.74%
Other Expenses                         [0.56%*]
                                       -----
Total Annual Fund Operating Expenses   [1.30%**]

*    Other expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily waived a portion of their fees in order to keep total annual fund operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser, Administrator or Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class I Shares were as follows:

Large Cap Growth Fund   [1.00%]

For more information about these fees, see "Investment Adviser and Sub-Advisers."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class I Shares would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $XX      $XX       $XX        $XX

BISHOP STREET STRATEGIC GROWTH FUND

Fund Summary

INVESTMENT GOAL                 Long-term capital appreciation

INVESTMENT FOCUS                Common stocks

SHARE PRICE VOLATILITY          High

PRINCIPAL INVESTMENT STRATEGY   Investing in U.S. growth stocks

INVESTOR PROFILE                Investors seeking long-term capital
                                appreciation, who are willing to accept the risk
                                of high share price volatility

SIMPLY SPEAKING

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500/BARRA Growth Index is a subset of the S&P 500 Index and consists of those companies with the highest price-to-book ratios. The S&P 500 Index is a widely-recognized index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. Each of these Indexes is capitalization weighted, meaning each stock in the index is weighted to its market value. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

Investment Strategy

The Strategic Growth Fund primarily invests in U.S. common stocks that the Sub-Adviser believes have potential for capital appreciation. The Fund's portfolio is comprised of approximately fifty equally-weighted stocks. The Fund expects to remain as fully invested in the above securities as practicable.

The Sub-Adviser's investment strategy uses a proprietary, quantitative investment model to make investment decisions for the Fund. The Sub-Adviser's model selects securities from an initial database of approximately 1,500 stocks, which are screened down to 500. This screening is based on factors such as market capitalization and daily trading volume. The model then ranks the securities based on a myriad of other factors, such as growth prospects, and produces "buy," "hold" and "sell" recommendations. All factors used in the model are based on the Sub-Adviser's in-house research.

The Sub-Adviser's model focuses on "growth" stocks. These are stocks that the Sub-Adviser believes have above-average potential for long-term capital appreciation based on factors such as improving earnings, growth in book value and valuation. The Sub-Adviser's model is not necessarily designed to focus on traditional or more commonly recognized growth concepts, such as above average gains in earnings, high levels of profit growth or high price to earnings ratios.

The Fund's portfolio manager reviews the model's recommendations generally on a daily basis to maintain approximate equal weightings of the stocks in the Fund's portfolio. On a monthly basis, the portfolio manager and the Investment Committee rebalance the Fund's portfolio and make buy and sell decisions for the Fund based on the model's recommendations. The portfolio manager and the Investment Committee generally do not override the model's recommendations, absent unusual circumstances. The Sub-Adviser expects the Fund to experience a low level of portfolio turnover.

Principal Risks of Investing

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, equity securities, may underperform other market segments.

Performance Information

The bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares from calendar year to calendar year.

2003   38.08%
2004    9.64%
2005    X.XX%

BEST QUARTER   WORST QUARTER
------------   -------------
    X.XX%           X.XX%
 (XX/XX/XX)      (XX/XX/XX)

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2005 to those of the S&P 500/BARRA Growth Index, S&P 500 Index and the Consumer Price Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                    1 YEAR   SINCE INCEPTION*
                                                                    ------   ----------------
STRATEGIC GROWTH FUND RETURN BEFORE TAXES
   CLASS I SHARES                                                    X.XX%         X.XX%
STRATEGIC GROWTH FUND RETURN AFTER TAXES ON DISTRIBUTIONS
   CLASS I SHARES                                                    X.XX%         X.XX%
STRATEGIC GROWTH FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND
   SALE OF FUND SHARES
   CLASS I SHARES                                                    X.XX%         X.XX%
S&P 500/BARRA GROWTH INDEX RETURN (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES OR TAXES)                                          X.XX%         X.XX%
S&P 500 INDEX RETURN (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
   TAXES)                                                            X.XX%         X.XX%
CONSUMER PRICE INDEX RETURN (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                                X.XX%         X.XX%

* The Fund's inception date is July 1, 2002. Index returns provided from July 31, 2002.

Fund Fees & Expenses

This table describes the fees and expenses that you may pay if you purchase or sell Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                               None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
   other Distributions (as a percentage of offering price)            None
Redemption Fee (as a percentage of amount redeemed, if applicable)*   None
Exchange Fee                                                          None

* Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees                         0.74%
Other Expenses                         [0.55%*]
                                       -----
Total Annual Fund Operating Expenses   [1.29%**]

*    Other expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily agreed to waive a portion of their fees (or reimburse Fund expenses) in order to keep total annual fund operating expenses at a specified level. The Adviser, Administrator or Distributor may discontinue all or part of these waivers/reimbursements at any time. With these fee waivers/reimbursements, the Fund's actual total annual fund operating expenses for Class I Shares were as follows:

Strategic Growth Fund   [1.05%]

For more information about these fees, see "Investment Adviser and Sub-Advisers."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class I Shares would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $XX      $XX       $XX        $XX

BISHOP STREET TAX MANAGED EQUITY FUND

Fund Summary

INVESTMENT GOAL                 Seeks long-term capital appreciation with
                                minimal tax liability

INVESTMENT FOCUS                U.S. common stocks

SHARE PRICE VOLATILITY          Medium

PRINCIPAL INVESTMENT STRATEGY   Attempts to maximize long term capital growth
                                while minimizing tax impact to shareholders

INVESTOR PROFILE                Taxable investors seeking long term capital
                                growth from a tax sensitive investment

SIMPLY SPEAKING

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks, designed to mimic the overall equity market's industry weightings. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

Investment Strategy

Under normal circumstances, the Tax Managed Equity Fund invests at least 80% of its net assets in equity securities (e.g., common stocks, preferred stocks, warrants, rights). In managing the Fund's assets, the Adviser attempts to minimize the impact of taxes on investment returns. The Fund is intended for long-term investors.

Principal Risks of Investing

Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income. In addition, the strategy used by the Adviser may fail to produce the intended results. Further, the Adviser's ability to use certain tax-management techniques may be curtailed or eliminated in the future by tax legislation, regulations, administrative interpretation or court decisions. It is possible that the Fund may distribute taxable gains.

Since the Fund purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, equity securities, may underperform other market segments.

Performance Information

The bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares from calendar year to calendar year.

2003   23.66%
2004    6.40%
2005    X.XX%

BEST QUARTER   WORST QUARTER
------------   -------------
    X.XX%          X.XX%
 (XX/XX/XX)      (XX/XX/XX)

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2005 to those of the S&P 500 Index and the Consumer Price Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                    1 YEAR   SINCE INCEPTION*
                                                                    ------   ----------------
TAX MANAGED EQUITY FUND RETURN BEFORE TAXES
   CLASS I SHARES                                                    X.XX%         X.XX%
TAX MANAGED EQUITY FUND RETURN AFTER TAXES ON DISTRIBUTIONS
   CLASS I SHARES                                                    X.XX%         X.XX%
TAX MANAGED EQUITY FUND RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES
   CLASS I SHARES                                                    X.XX%         X.XX%
S&P 500 INDEX RETURN (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
   TAXES)                                                            X.XX%         X.XX%
CONSUMER PRICE INDEX RETURN (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                                X.XX%         X.XX%

* The Fund's inception date is November 13, 2002. Index returns provided from November 30, 2002.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you purchase or sell Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                               None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
   other Distributions (as a percentage of offering price)            None
Redemption Fee (as a percentage of amount redeemed, if applicable)*   None
Exchange Fee                                                          None

* Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees                         0.74%
Other Expenses                         [0.60%*]
                                       -----
Total Annual Fund Operating Expenses   [1.34%**]

*    Other expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily agreed to waive a portion of their fees (or reimburse Fund expenses) in order to keep total annual fund operating expenses at a specified level. The Adviser, Administrator or Distributor may discontinue all or part of these waivers/reimbursements at any time. With these fee waivers/reimbursements, the Fund's actual total annual fund operating expenses for Class I Shares were as follows:

Tax Managed Equity Fund   [1.00%]

For more information about these fees, see "Investment Adviser and Sub-Advisers."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class I Shares would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $XX      $XX       $XX        $XX

BISHOP STREET LARGE CAP CORE EQUITY FUND

Fund Summary

INVESTMENT GOAL                 Long-term capital appreciation

INVESTMENT FOCUS                Large-cap equity securities

SHARE PRICE VOLATILITY          High

PRINCIPAL INVESTMENT STRATEGY   Investing in a diversified portfolio of large-
                                cap equity securities

INVESTOR PROFILE                Investors seeking long-term capital
                                appreciation, who are willing to accept the risk
                                of share price volatility

SIMPLY SPEAKING

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks, designed to mimic the overall equity market's industry weightings. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

Investment Strategy

The Large Cap Core Equity Fund primarily invests (at least 80% of its net assets) in common stocks and other equity securities of U.S. issuers with market capitalizations in excess of $5 billion. The Sub-Adviser invests in securities it believes have potential for capital appreciation. The Fund seeks to be diversified across issuers and major economic sectors. In making a determination to buy, sell or hold a security, the portfolio management team gives special consideration to the relationship of the security to the risk/reward measurement of the entire portfolio. The Sub-Adviser uses quantitative models and fundamental analysis to look for large cap companies that appear to have the potential for more rapid price appreciation than other large cap securities and the overall stock market in general. The Sub-Adviser will generally sell a portfolio security when the Adviser believes (i) the security has achieved its value potential, (ii) changing fundamentals signal a deteriorating value potential, or (iii) other large cap securities have a better performance potential.

The Fund's investment approach, with its emphasis on common stocks and other equity securities, seeks to provide returns consistent with the performance of the U.S. stock market, as generally measured by broad U.S. stock market indices such as the S&P 500 Index. The Sub-Adviser employs a core equity investment style with a value bias.

Principal Risks of Investing

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, large-cap equity securities, may underperform other market segments.

Performance Information

As of the date of this prospectus, the Fund does not have a full calendar year of performance and, therefore, performance results have not been provided.

Fund Fees & Expenses

This table describes the fees and expenses that you may pay if you purchase or sell Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)             None
Maximum Deferred Sales Charge (Load) (as a
   percentage of net asset value)                  None
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends and other Distributions
   (as a percentage of offering price)             None
Redemption Fee (as a percentage of amount
   redeemed, if applicable)*                       None
Exchange Fee                                       None

* Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees                         0.74%
Other Expenses                         [0.55%*]
                                       -----
Total Annual Fund Operating Expenses   [1.29%**]

* Other expenses are estimated as the Fund has not yet commencd operations. Other expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses are expected to be less than the amount shown above because the Adviser, Administrator and Distributor agreed to voluntarily waive a portion of their fees in order to keep total annual fund operating expenses at a specified level. The Adviser, Administrator or Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class I Shares are expected to be as follows:

Large Cap Core Equity Fund   [1.05%]

For more information about these fees, see "Investment Adviser and Sub-Advisers."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class I Shares would be:

1 YEAR   3 YEARS
------   -------
  $XX      $XX

BISHOP STREET HIGH GRADE INCOME FUND

Fund Summary

INVESTMENT GOAL                 High total return

INVESTMENT FOCUS                Corporate and U.S. government debt obligations

SHARE PRICE VOLATILITY          Medium

PRINCIPAL INVESTMENT STRATEGY   Investing in high grade U.S. debt obligations of
                                domestic corporations and the U.S. government

INVESTOR PROFILE                Conservative investors seeking income, who are
                                willing to accept some degree of share price
                                volatility

SIMPLY SPEAKING

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government and fixed-rate non-convertible corporate debt securities issued or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

Investment Strategy

The High Grade Income Fund primarily invests (at least 80% of its net assets) in high grade U.S. dollar-denominated debt obligations of domestic corporations and the U.S. government, its agencies or instrumentalities. High grade debt obligations are those rated in the three highest ratings categories by either S&P or other nationally recognized statistical rating organizations, and include mortgage-backed, variable and floating rate instruments. The Fund may also invest up to 20% of its net assets in investment grade securities (securities rated BBB by S&P, BAA by Moody's, or unrated equivalent). In determining whether to buy, sell or hold a security, the portfolio management team analyzes the security relative to the risk characteristics of the portfolio as a whole. The portfolio management team considers several factors when selecting securities for the Fund's portfolio, including the current state of a bond's issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer's credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund's shareholders.

Principal Risks of Investing

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, the volatility of lower-rated securities is even greater than that of higher-rated securities. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that its market segment, fixed income securities, may underperform other market segments.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition of the credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities.

The Fund's investment approach, with its emphasis on high quality corporate and U.S. government obligations of medium maturity, seeks to provide total return through income and some capital appreciation with moderate risk to principal and less sensitivity to changing interest rates than longer-term or lower quality bond funds.

Performance Information

The bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund's Class I Shares from calendar year to calendar year.

1998    9.09%
1999   -4.34%
2000   10.25%
2001    7.16%
2002   11.54%
2003    3.31%
2004    3.41%
2005    X.XX%

BEST QUARTER   WORST QUARTER
------------   -------------
    X.XX%          X.XX%
 (XX/XX/XX)      (X/XX/XX)

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2005 to those of the Lehman Brothers U.S. Government/Credit Index and the Consumer Price Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                 1 YEAR   5 YEARS   SINCE INCEPTION*
                                                                 ------   -------   ----------------
HIGH GRADE INCOME FUND RETURN BEFORE TAXES
   CLASS I SHARES                                                 X.XX%    X.XX%         X.XX%
HIGH GRADE INCOME FUND RETURN AFTER TAXES ON DISTRIBUTIONS
   CLASS I SHARES                                                 X.XX%    X.XX%         X.XX%
HIGH GRADE INCOME FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND
   SALE OF FUND SHARES
   CLASS I SHARES                                                 X.XX%    X.XX%         X.XX%
LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX RETURN (REFLECTS
   NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      X.XX%    X.XX%         X.XX%
CONSUMER PRICE INDEX RETURN (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                             X.XX%    X.XX%         X.XX%

* The Fund's inception date is January 30, 1997. Index returns provided from January 31, 1997.

Fund Fees & Expenses

This table describes the fees and expenses that you may pay if you purchase or sell Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                               None
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends and other Distributions
   (as a percentage of offering price)                                None
Redemption Fee (as a percentage of amount redeemed, if applicable)*   None
Exchange Fee                                                          None

* Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees                         0.55%
Other Expenses                         [0.56%*]
Total Annual Fund Operating Expenses   [1.11%**]

*    Other expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily waived a portion of their fees in order to keep total annual fund operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser, Administrator or Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class I Shares

High Grade Income Fund   [0.76%]

For more information about these fees, see "Investment Adviser and Sub-Advisers."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class I Shares would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   -------
  $XX      $XX       $XX       $XX

BISHOP STREET HAWAII MUNICIPAL BOND FUND

Fund Summary

INVESTMENT GOAL                 High current income exempt from federal and
                                Hawaii state income taxes

INVESTMENT FOCUS                Hawaii municipal bonds

SHARE PRICE VOLATILITY          Medium

PRINCIPAL INVESTMENT STRATEGY   Investing in a portfolio focused on investment
                                grade municipal bonds

INVESTOR PROFILE                Investors seeking tax-exempt current income who
                                are willing to accept the risk of investing in a
                                portfolio of municipal securities

SIMPLY SPEAKING

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

Investment Strategy

The Hawaii Municipal Bond Fund primarily invests (at least 80% of its net assets) in investment grade municipal bonds, the interest from which is exempt from regular federal and Hawaii state income taxes. While the Adviser attempts to maximize the portion of the Fund's assets invested in Hawaii issues, the Fund may also invest in municipal bonds issued by other U.S. states, territories and possessions. There is no restriction upon the amount of the Fund's assets that may be invested in obligations that pay income subject to the federal alternative minimum tax. To the extent that the Fund invests in securities subject to the alternative minimum tax, the income received from these securities could be taxable. There is no limit on the average maturity of the Fund's portfolio. The Adviser will use its judgment to invest in securities that will provide a high level of current income in light of current market conditions. In making a determination to buy, sell or hold a security, the portfolio manager gives special consideration to the relative value of the security in comparison to the available alternatives, while remaining consistent with the objectives of the portfolio. The portfolio management team considers several factors when selecting securities for the Fund's portfolio, including the current state of a bond's issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer's credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund's shareholders.

Principal Risks of Investing

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, the volatility of lower-rated securities is even greater than that of higher-rated securities. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that its market segment, fixed income securities, may underperform other market segments.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Hawaii subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Hawaii obligations than a mutual fund that does not have as great a concentration in Hawaii.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund's investment approach, with its emphasis on investment grade municipal bonds, seeks to provide current tax-exempt income with moderate risk to principal. The Fund generally is not expected to perform as well as a comparable taxable bond fund, but may do as well or better on an after-tax basis.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund's Class I Shares from calendar year to calendar year.

1996    4.21%
1997    8.52%
1998    5.84%
1999   -2.65%
2000   12.61%

2001    4.24%
2002   10.02%
2003    5.27%
2004    3.36%
2005    X.XX%

BEST QUARTER   WORST QUARTER
------------   -------------
    X.XX%          X.XX%
 (XX/XX/XX)      (XX/XX/XX)

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2005 to those of the Lehman Brothers Municipal Bond Index and the Consumer Price Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                      1 YEAR   5 YEARS   10 YEARS
                                                      ------   -------   --------
HAWAII MUNICIPAL BOND FUND RETURN BEFORE TAXES
   CLASS I SHARES                                      X.XX%    X.XX%      X.XX%
HAWAII MUNICIPAL BOND FUND RETURN AFTER TAXES ON
   DISTRIBUTIONS
   CLASS I SHARES                                      X.XX%    X.XX%      X.XX%
HAWAII MUNICIPAL BOND FUND RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE OF FUND SHARES
   CLASS I SHARES                                      X.XX%    X.XX%      X.XX%
LEHMAN BROTHERS MUNICIPAL BOND INDEX RETURN
   (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                  X.XX%    X.XX%      X.XX%
CONSUMER PRICE INDEX RETURN (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR TAXES)                        X.XX%    X.XX%      X.XX%

Fund Fees & Expenses

This table describes the fees and expenses that you may pay if you purchase or sell Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                            None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                           None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
   other Distributions (as a percentage of offering price)        None
Redemption Fee
   (as a percentage of amount redeemed, if applicable)*           None
Exchange Fee                                                      None

* Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees                         0.35%
Other Expenses                         [0.57%*]
                                       -----
Total Annual Fund Operating Expenses   [0.92%**]

*    Other expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily waived a portion of their fees in order to keep total annual fund operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser, Administrator or Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class I Shares were as follows:

Hawaii Municipal Bond Fund   [0.55%]

For more information about these fees, see "Investment Adviser and Sub-Advisers."

EXAMPLE:  COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class I Shares would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $XX      $XX       $XX        $XX

BISHOP STREET MONEY MARKET FUND

Fund Summary

INVESTMENT GOAL                 Preserving principal and maintaining liquidity
                                while providing current income

INVESTMENT FOCUS                Short-term money market instruments

SHARE PRICE VOLATILITY          Very low

PRINCIPAL INVESTMENT STRATEGY   Investing in high quality, U.S. dollar
                                denominated short-term securities

INVESTOR PROFILE                Conservative investors seeking current income
                                through a low risk liquid investment

SIMPLY SPEAKING

WHAT IS AN AVERAGE?

An average represents the performance of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The iMoneyNet, Inc. First Tier Institutions-Only Average is a composite of mutual funds with investment goals similar to the Fund's goal.

Investment Strategy

The Money Market Fund is comprised of short-term U.S. dollar denominated debt obligations that are rated in one of the two highest categories by nationally recognized rating organizations or securities that the Sub-Adviser determines are of comparable quality. The Fund invests substantially all of its assets in short-term securities including: (i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; (iv) obligations of foreign governments (including Canadian and Provincial Government and Crown Agency Obligations); and (v) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government. The Fund may also enter into fully-collateralized repurchase agreements.

The Adviser has engaged Fischer Francis Trees & Watts, Inc. (Sub-Adviser) to manage the Fund's assets on a day-to-day basis. Using a top-down strategy and bottom-up security selection process, the Sub-Adviser seeks securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The

Fund follows strict Securities and Exchange Commission (SEC) rules about credit quality, maturity and diversification of its investments.

Principal Risks of Investing

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to maintain a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund's investment approach, with its emphasis on short-term obligations, seeks to provide current income with low risk to principal and lower exposure to fluctuations in share price. The Fund generally can be expected to provide lower returns than fixed income funds that invest in longer-term securities.

THE MONEY MARKET FUND TRIES TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE THIS GOAL.

Performance Information

The bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund's Class I Shares from calendar year to calendar year.

1996   5.12%
1997   5.29%
1998   5.26%
1999   4.88%
2000   6.13%
2001   3.86%
2002   1.34%
2003   0.76%
2004   0.92%
2005   X.XX%

BEST QUARTER   WORST QUARTER
------------   -------------
    X.XX%          X.XX%
 (XX/XX/XX)      (XX/XX/XX)

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's returns for the periods ended December 31, 2005 to those of the iMoneyNet, Inc. First Tier Institutions-Only Average.

                                                              1 YEAR   5 YEARS   10 YEARS
                                                              ------   -------   --------
MONEY MARKET FUND RETURN
   CLASS I SHARES                                              X.XX%    X.XX%      X.XX%
IMONEYNET, INC. FIRST TIER INSTITUTIONS-ONLY AVERAGE RETURN    X.XX%    X.XX%      X.XX%

For information concerning the Fund's 7-Day Yield, please call 1-800-262-9565.

Fund Fees & Expenses

This table describes the fees that you may pay if you purchase or sell Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                  None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                                 None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
   Distributions (as a percentage of offering price)                    None
Redemption Fee
   (as a percentage of amount redeemed, if applicable)*                 None
Exchange Fee                                                            None

* Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees                         0.30%
Other Expenses                         [0.54%*]
                                       -----
Total Annual Fund Operating Expenses   [0.84%**]

*    Other expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily waived a portion of their fees in order to keep total annual fund operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser, Administrator or Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class I Shares were as follows:

Money Market Fund   [0.50%]

For more information about these fees, see "Investment Adviser and Sub-Advisers."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class I Shares would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $XX      $XX       $XX        $XX

BISHOP STREET TREASURY MONEY MARKET FUND

Fund Summary

INVESTMENT GOAL                 Preserving principal and maintaining a high
                                degree of liquidity while providing current
                                income

INVESTMENT FOCUS                Money market instruments issued or guaranteed by
                                the U.S.Treasury

SHARE PRICE VOLATILITY          Very low

PRINCIPAL INVESTMENT STRATEGY   Investing in U.S. Treasury obligations and
                                repurchase agreements

INVESTOR PROFILE                Conservative investors seeking current income
                                through a low risk liquid investment

SIMPLY SPEAKING

WHAT IS AN AVERAGE?

An average represents the performance of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The iMoneyNet, Inc. U.S. Treasury & Repo Average is a composite of mutual funds with investment goals similar to the Fund's goal.

Investment Strategy

The Fund invests exclusively in U.S. Treasury obligations and repurchase agreements fully-collateralized by U.S. Treasury obligations.

The Adviser has engaged Fischer Francis Trees & Watts, Inc. (Sub-Adviser) to manage the Fund's assets on a day-to-day basis. Using a top-down strategy and bottom-up security selection process, the Sub-Adviser seeks securities with an acceptable maturity that are marketable, liquid and offer competitive yields. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The Fund follows strict SEC rules about credit quality, maturity and diversification of its investments.

Principal Risks of Investing

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

An investment in the Fund is not a bank deposit. Although the Fund seeks to maintain a constant price per share of $1.00, you may lose money by investing in the Fund.

The Fund's investment approach, with its emphasis on short-term U.S. Treasury obligations, seeks to provide current income with low risk to principal and lower exposure to fluctuations in share price. The Fund generally can be expected to provide lower returns than fixed income funds that invest in longer-term securities.

THE TREASURY MONEY MARKET FUND TRIES TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE THIS GOAL.

Performance Information

The bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund's Class I Shares from calendar year to calendar year.

1997   5.22%
1998   5.10%
1999   4.65%
2000   5.89%
2001   3.68%
2002   1.29%
2003   0.74%
2004   0.91%
2005   X.XX%

BEST QUARTER   WORST QUARTER
------------   -------------
    X.XX%           X.XX%
 (XX/XX/XX)      (XX/XX/XX)

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2005 to those of the iMoneyNet, Inc. U.S. Treasury & Repo Average.

                                    1 YEAR   5 YEARS   SINCE INCEPTION*
                                    ------   -------   ----------------
TREASURY MONEY MARKET FUND RETURN
   CLASS I SHARES                    X.XX%    X.XX%          X.XX%
IMONEYNET, INC. U.S. TREASURY &
   REPO AVERAGE RETURN               X.XX%    X.XX%          X.XX%

* The Fund's inception date is May 1, 1996. Index returns provided from May 31, 1996.

For more information concerning the Fund's 7-Day Yield, please call 1-800-262-9565.

Fund Fees & Expenses

This table describes the fees that you may pay if you purchase or sell Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                           None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                          None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   and other Distributions (as a percentage of offering price)   None
Redemption Fee
   (as a percentage of amount redeemed, if applicable)*          None
Exchange Fee                                                     None

* Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees                         0.30%
Other Expenses                         [0.54%*]
                                       -----
Total Annual Fund Operating Expenses   [0.84%**]

*    Other expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily waived a portion of their fees in order to keep total annual fund operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser, Administrator or Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class I Shares were as follows:

Treasury Money Market Fund   [0.44%]

For more information about these fees, see "Investment Adviser and Sub-Advisers."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class I Shares would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $XX      $XX       $XX        $XX

More Information About Risk

MANAGEMENT RISK - The risk that a strategy used by    All Funds
the Fund's management may fail to produce the
intended result.

EQUITY RISK - Equity securities include public and    Large Cap Growth Fund
privately issued equity securities, common and        Strategic Growth Fund
preferred stocks, warrants, rights to subscribe to    Tax Managed Equity Fund
common stock and convertible securities, as well as   Large Cap Core Equity Fund
instruments that attempt to track the price
movement of equity indices. Investments in equity
securities and equity derivatives in general are
subject to market risks that may cause their prices
to fluctuate over time. The value of securities
convertible into equity securities, such as
warrants or convertible debt, is also affected by
prevailing interest rates, the credit quality of
the issuer and any call provision. Fluctuations in
the value of equity securities in which a mutual
fund invests will cause a Fund's net asset value to
fluctuate. An investment in a portfolio of equity
securities may be more suitable for long-term
investors who can bear the risk of these share
price fluctuations.

FIXED INCOME RISK - The market value of fixed         High Grade Income Fund
income investments changes in response to interest    Hawaii Municipal Bond Fund
rate changes and other factors. During periods of     Money Market Fund
falling interest rates, the values of outstanding     Treasury Money Market Fund
fixed income securities generally rise. Moreover,
while securities with longer maturities tend to
produce higher yields, the prices of longer
maturity securities are also subject to greater
market fluctuations as a result of changes in
interest rates. In addition to these fundamental
risks, different types of fixed income securities
may be subject to the following additional risks:

     CALL RISK - During periods of falling interest   High Grade Income Fund
     rates, certain debt obligations with high        Hawaii Municipal Bond Fund
     interest rates may be prepaid (or "called") by   Money Market Fund
     the issuer prior to maturity. This may cause a
     Fund's average weighted maturity to fluctuate,
     and may require a Fund to invest the resulting
     proceeds at lower interest rates.

     CREDIT RISK - The possibility that an issuer     High Grade Income Fund
     will be unable to make timely payments of        Hawaii Municipal Bond Fund
     either principal or interest. Since the Fund     Money Market Fund
     purchases securities backed by credit
     enhancements from banks and other financial
     institutions, changes in the credit ratings of
     these institutions could cause the Fund to
     lose money and may affect the Fund's share
     price.

     EVENT RISK - Securities may suffer declines in   High Grade Income Fund
     credit quality and market value due to issuer    Hawaii Municipal Bond Fund
     restructurings or other factors. This risk       Money Market Fund
     should be reduced because of the Fund's
     multiple holdings.

     MUNICIPAL ISSUER RISK - There may be economic    High Grade Income Fund
     or political changes that impact the ability     Hawaii Municipal Bond Fund
     of municipal issuers to repay principal and to   Money Market Fund
     make interest payments on municipal
     securities. Changes to the financial condition
     or credit rating of municipal issuers may also
     adversely affect the value of the Fund's
     municipal securities. Constitutional or
     legislative limits on borrowing by municipal
     issuers may result in reduced supplies of
     municipal securities. Moreover, certain
     municipal securities are backed only by a
     municipal issuer's ability to levy and collect
     taxes.

     In addition, the Hawaii Municipal Bond Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

     MORTGAGE-BACKED SECURITIES - Mortgage- backed    High Grade Income Fund
     securities are fixed income securities
     representing an interest in a pool of
     underlying mortgage loans. They are sensitive
     to changes in interest rates, but may respond
     to these changes differently than other fixed
     income securities due to the possibility of
     prepayment of the underlying mortgage loans.
     As a result, it may not be possible to
     determine in advance the actual maturity date
     or average life of a mortgage-backed security.
     Rising interest rates tend to discourage
     refinancings, with the result that the average
     life and volatility of the security will
     increase, exacerbating its decrease in market
     price. When interest rates fall, however,
     mortgage- backed securities may not gain as
     much in market value because of the
     expectation of additional mortgage prepayments
     that must be reinvested at lower interest
     rates. Prepayment risk may make it difficult
     to calculate the average maturity of a
     portfolio of mortgage- backed securities and,
     therefore, to assess the volatility risk of
     that portfolio.

More Information About Fund Investments

In addition to the principal investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in short-term obligations, cash or cash equivalents. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the Statement of Additional Information. The portfolio holdings are disclosed in the Quarterly Holdings Report, which is available on the Funds' website at: www.bishopstreetfunds.com.

Investment Adviser and Sub-Advisers

Investment Adviser

The Investment Adviser (Adviser) makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program.

The Adviser oversees the Sub-Advisers to ensure compliance with the Strategic Growth, Large Cap Core Equity, Money Market and Treasury Money Market Funds' investment policies and guidelines, and monitors the Sub-Advisers' adherence to their investment styles. The Adviser pays the Sub-Advisers out of the investment advisory fees it receives (described below).

The Board of Trustees of the Bishop Street Funds supervises the Adviser and Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities.

BISHOP STREET CAPITAL MANAGEMENT, a registered investment adviser and wholly-owned subsidiary of First Hawaiian Bank, serves as Adviser to the Funds. Before February 22, 2000, First Hawaiian Bank served as Adviser to the Funds. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. As of December 31, 2005, Bishop Street Capital Management had approximately $X.X billion in assets under management. For the fiscal year ended December 31, 2005, the Funds paid advisory fees to the Adviser in the following amounts (based on average net assets):

Large Cap Growth Fund        0.68%
Strategic Growth Fund        0.74%
Tax Managed Equity Fund      0.63%
High Grade Income Fund       0.44%
Hawaii Municipal Bond Fund   0.26%
Money Market Fund            0.20%
Treasury Money Market Fund   0.14%

The Large Cap Core Equity Fund has not completed a full fiscal year. For its advisory services, the Large Cap Core Equity Fund pays the Adviser an annual fee of 0.74% of the Fund's average net assets.

Investment Sub-Advisers

FISCHER FRANCIS TREES & WATTS, INC. (FFTW) serves as the Money Market Fund and Treasury Money Market Fund's Sub-Adviser and manages each Fund's assets on a day-to-day basis under the general supervision of the Adviser and the Board of Trustees. Organized in 1972, FFTW is registered as an investment adviser with the SEC and is a New York corporation that, together with its affiliated companies located in London, Singapore and Tokyo, managed $X.X billion as of December 31, 2005, for numerous fixed income clients. FFTW, together with its affiliates, currently advises institutional clients including banks, central banks, pension funds, insurance assets, mutual funds, endowments, foundations and trusts. FFTW's offices are located at 200 Park Avenue, New York, NY 10166. FFTW is directly wholly-owned by Charter Atlantic

Corporation, a New York corporation, which in-turn is owned by fifteen employee shareholders and one institutional shareholder, BNP Paribas.

BNP PARIBAS ASSET MANAGEMENT, INC. (BNP PAM) serves as the Strategic Growth Fund's Sub-Adviser and manages the Fund's assets on a day-to-day basis. BNP PAM selects, buys and sells securities for the Fund under the general supervision of the Adviser and the Board of Trustees. BNP PAM is an affiliate of the Adviser and a subsidiary of BNP Paribas. BNP PAM Inc. is an investment adviser registered as such with the SEC under the Advisers Act. It has the capability to manage and/or advise on the investment activities for a range of managed accounts for which it has been appointed by clients as investment adviser and to provide investment advisory services in connection with such accounts by using the services of various capable individuals, including individuals ("associated persons", as used by the SEC in the Unibanco No Action letter of July 28, 1992) who are employed by or seconded to BNP Paribas Asset Management SA (BNP PAM SA). BNP PAM is a direct, wholly-owned subsidiary of Paribas North America, Inc. As of December 31, 2005, BNP PAM SA had approximately $X.X billion in assets under management for U.S. equity products and approximately $X.X billion in assets under management worldwide.

LOTSOFF CAPITAL MANAGEMENT (Lotsoff) serves as the Large Cap Core Equity Fund's Sub-Adviser and manages the Fund's assets on a day-to-day basis. Lotsoff, an Illinois general partnership, was organized in 1981. Lotsoff is registered as an investment adviser with the SEC under the Advisers Act and provides investment management services for retirement plans, financial intermediaries, foundations, corporations, fund of funds, and high net worth individuals and families. As of December 31, 2005, Lotsoff had approximately $5.5 billion in assets under management. Please see the appendix to this prospectus for additional information regarding Lotsoff and its investment process.

PORTFOLIO MANAGERS

Kenneth Miller, Bishop Street Capital Management, Senior Vice President, Co-Director of Equity, manages the Large Cap Growth Fund. Dr. Miller has been with the Adviser and/or its affiliates since 2002. From 1996 to 2002, Dr. Miller was a Senior Research Analyst with JP Morgan H&Q (Hambrecht & Quist). Dr. Miller holds an MBA from Cornell University and a Bachelor of Medicine and Bachelor of Surgery from Flinders University, School of Medicine in Adelaide, Australia.

M'Liss Hualani Moore, CFA, Bishop Street Capital Management, Co-Director of Equity, manages the Tax Managed Equity Fund. Ms. Moore has been with the Adviser and/or its affiliates since 2000. From 1994 to 2000, Ms. Moore served in various capacities at Kamehameha Schools/Bishop Estate, most recently as Associate Director of the Financial Asset Division. Ms. Moore holds an MBA from New York University, Stern School of Management, an MA from the University of California at Santa Barbara and a BA from Bryn Mawr.

Cristopher Borden, Bishop Street Capital Management, Fixed Income Portfolio Manager, has been the manager of the Hawaii Municipal Bond Fund since 2000. From 1998-2000, Mr. Borden was a Consultant with Rendon Group. Mr. Borden holds an MBA from the American University and a BA from the University of Colorado at Boulder.

Jennifer Carias, Bishop Street Capital Management, Fixed Income Portfolio Manager, is the portfolio manager of the High Grade Income Fund and has served in various capacities with the Adviser and/or its affiliates since 1971. Ms. Carias holds a BA from Chaminade University.

Kenneth O'Donnell, Portfolio Manager of FFTW, serves as portfolio manager of the Money Market and Treasury Money Market Funds. Mr. O'Donnell joined FFTW in 2002 and has eight years of investment experience. From 1998 to 2002, Mr. O'Donnell was a Structured Securities Trader/Analyst at Mellon Standish Asset Management (formerly, Standish Ayer and Wood, Inc.). Prior to April 29, 2005, the Money Market and Treasury Money Market Funds were each managed by a team of investment professionals from Wellington Management.

Hubert Goye, of BNP PAM, serves as the Strategic Growth Fund's Portfolio Manager. Mr. Goye is Senior Vice President of BNP PAM, Head of International Equity and has been a portfolio manager since 1995. Mr. Goye has more than 15 years of investment experience and holds an advanced degree in engineering from Ecole Nationale de Ponts et Chaussees, Paris. Mr. Goye manages BNP PAM's U.S. Core Growth strategy's model portfolio, the investment decisions of which are replicated in the Fund. Although final decisions remain with Mr. Goye, the management of the U.S. Core Growth product is based on a team approach, in which the following three people actively participate:

     Chakri Lokapriya, of BNP PAM, is a U.S. Company Analyst. Before joining BNP PAM in 2003, Mr. Lokapriya served as a director at both Private Invest Exchange Ltd, from 2001 to 2002, and Private Capital Exchange, from 2000 to 2001. From 1999 to 2000, Mr. Lokapriya served as a private consultant to PrimeMed.

     Maria-Luz Diaz Blanco, CFA, of BNP PAM, is a U.S. Company Analyst and has been with BNP PAM since 2000.

     Bruno Taillardat, of BNP PAM, is a Quantitative Research Analyst and has been with BNP PAM since 1998.

     Nathalie Jacquesson, of BNP PAM, is a Quantitative Research Analyst and has been with BNP PAM since 2001.

     Eric Levy, of BNP PAM, is a Portfolio Assistant and Trader and has been with BNP PAM since 1989.

Joseph N. Pappo and Donald W. Reid, Ph.D., both of Lotsoff, serve as co-portfolio managers of the Large Cap Core Equity Fund. Mr. Pappo, Senior Portfolio Manager and Director of Equity Investments, and Mr. Reid, Senior Portfolio Manager and Director of Research, joined Lotsoff in 1997. Prior to 1997, they managed over $1 billion in both small and large cap active equity strategies at Weiss, Peck and Greer. They have been together as a team for 19 years and have been the portfolio managers for Lotsoff's large cap strategy since its inception.

Additional information about the portfolio managers is available in the Statement of Additional Information.

ADDITIONAL COMPENSATION

The Adviser and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Funds. The Adviser and its affiliates may also receive compensation for providing services to the Funds in cases where the compensation is not duplicative of the compensation ERISA accounts pay for fiduciary and non-fiduciary services. These services may include the following:

SHAREHOLDER SERVICING

The Funds have adopted a Shareholder Servicing Plan that allows the Funds to pay shareholder servicing fees of up to 0.25% of a Fund's average daily net assets for the servicing of its shares and for services provided to shareholders. The Adviser or any of its affiliates providing brokerage or investment-related services may receive shareholder servicing fees, payable from the Funds' assets, of up to 0.25% of each Fund's average daily net assets. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

How to Purchase Fund Shares

You may purchase shares directly by:

-    Mail;

-    Telephone;

-    Wire; or

-    Direct Deposit.

To purchase shares directly from the Funds, complete and send in an account application. If you need an application or have questions, please call 1-800-262-9565. All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars, drawn on U.S. financial institutions and made payable on its face to the Fund(s). The Funds do not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order or traveler's check). The Funds do not accept purchases made by credit card check. Mail your check to Bishop Street Funds, P.O. Box 219721, Kansas City, MO 64121-9721.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

The price per share (the offering price) will be the net asset value (NAV) per share next determined after a Fund receives your purchase order. A Fund is deemed to have received your order upon receipt of a completed account application and proper payment. If you already have an existing account, a Fund is deemed to have received your order upon receipt of your order and proper payment.

Each bond and equity fund's NAV is calculated once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order in proper form by 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Each money market fund's NAV is calculated once each Business Day at 4:00 p.m., Eastern Time. So for you to be eligible to receive dividends declared on the day you submit your purchase order, the Funds generally must receive your order and federal funds (readily available funds) by 4:00 p.m., Eastern Time.

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, the bond and money market funds reserve the right to close at or prior to the BMA recommended closing time. If a bond or money market fund does so, it will not grant same business day credit for purchase and redemption orders received after the bond fund's or money market fund's closing time and credit will be given to the next Business Day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV for the bond and equity funds, the Funds generally value their investment portfolios at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

In calculating NAV for the money market funds, the Funds generally value their investment portfolios using the amortized cost valuation method, which is described in detail in the Funds' Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price, or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

FAIR VALUE PRICING

The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Equity, Strategic Growth, Tax Managed Equity and Large Cap Core Equity Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Funds would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the High Grade Income and Hawaii Municipal Bond Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

MINIMUM PURCHASES & AUTOMATIC INVESTMENT PLANS

You may open an account with a $1,000 minimum initial investment per Fund ($500 for those investing in retirement plans). The minimum initial investment may be reduced with an Automatic Investment Plan (AIP).

If you have a checking or savings account, you may establish an AIP and open an account with a $100 minimum initial investment per Fund. You may then begin regularly scheduled investments of at least $50 per month through automatic deductions from your checking or savings accounts.

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you are requesting to sell $5,000 or more of your shares, your request must be in writing and must include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in any Bishop Street Fund in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or electronically transferred to your bank account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account if your redemption proceeds are in excess of $500 (subject to a $15 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $1,000 ($500 for those investing in retirement plans; $100 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries who have arranged to purchase shares through the AIP) because of redemptions you may be required to sell your shares.

But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

How to Exchange Your Shares

You may exchange your Class I Shares for Class I Shares of any other Bishop Street Fund on any Business Day by contacting us directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone at 1-800-262-9565. IF YOU RECENTLY PURCHASED SHARES BY CHECK, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). THIS EXCHANGE PRIVILEGE MAY BE CHANGED OR CANCELED AT ANY TIME UPON 60 DAYS' NOTICE.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

EXCESSIVE TRADING

The Funds (except the Money Market Funds) are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     - Shareholders are restricted from making more than four "round trips" into or out of each Fund per calendar year. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the same Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     - The Funds reserve the right to reject any purchase request (including purchases by exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds or their Adviser reasonably believe that the trading activity would be harmful or disruptive to the Funds.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The following types of transactions are exempt from these policies: 1) SYSTEMATIC PURCHASES AND REDEMPTIONS, AND 2) PURCHASES OR REDEMPTIONS BY AN ACCOUNT PARTICIPATING IN AN ASSET ALLOCATION PROGRAM.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries, including bank nominee accounts. The Funds and their service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

MONEY MARKET FUNDS - The Money Market Fund and Treasury Money Market Fund are each a money market fund and seek to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Funds are designed to serve as short-term cash equivalent investments for shareholders and, therefore, expect shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Funds' investments, and money market instruments in general, and the Funds' intended purpose to serve as short-term investment vehicles for shareholders, the Funds' sub-adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the

Board of Trustees has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at a Fund's net asset value per share next determined.

However, the Funds reserve the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income, if any, as follows:

DECLARED DAILY AND PAID MONTHLY

High Grade Income Fund
Hawaii Municipal Bond Fund
Money Market Fund
Treasury Money Market Fund

DECLARED AND PAID QUARTERLY

Large Cap Growth Fund
Strategic Growth Fund
Tax Managed Equity Fund
Large Cap Core Equity Fund

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Each Fund's net investment income (other than net investment income that qualifies as qualified dividend income or as an exempt-interest dividend) and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains, subject to certain holding period limitations and other limitations. Distributions you receive from a Fund may be taxable whether or not you reinvest them.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund's shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss, if you held the shares for 12 months or less, or long term capital gain or loss, if you held the shares for longer.

The Hawaii Municipal Bond Fund intends to distribute income that is exempt from both federal taxes and Hawaii state taxes. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by the Fund may be taxable.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

The Board of Trustees

The Board of Trustees supervises the management and affairs of the Trust. The Trustees have approved contracts with certain companies that provide us with essential management services.

The Trustees of the Trust are as follows:

NAME                  BUSINESS HISTORY
----                  ----------------
Martin Anderson       Partner, Goodsill Anderson Quinn & Stifel
                      since 1951

Philip H. Ching*      Vice Chairman, First Hawaiian Bank (1968-
                      1996)

Robert A. Nesher*     Currently performs various services on behalf
                      of SEI Investments, an affiliate of the Funds'
                      administrator and distributor, for which Mr.
                      Nesher is compensated; Executive Vice
                      President of SEI Investments (1986-1994);
                      Director and Executive Vice President of the
                      Funds' administrator and distributor (1981-
                      1994)

Peter F. Sansevero    Regional Director of the Northwestern Region
                      and First Vice President, Merrill Lynch (1958-
                      1997)

Manuel R. Sylvester   Managing Partner, Coopers & Lybrand L.L.P.
                      (1978-1992); Executive Partner, Coopers &
                      Lybrand L.L.P. (1992)

John K. Tsui*         Chairman, Towne Development of Hawaii
                      since 2003, Director, First Hawaiian Bank
                      since 1994, Director, Bank of the West since
                      2000, Director, BancWest Corporation since
                      1998, President, Chief Operating Officer, First
                      Hawaiian Bank (1994-2002), Vice Chairman,
                      Chief Credit Officer, BancWest Corporation
                      (1998-2002).

Joyce S. Tsunoda      Emeritus Chancellor, University of Hawaii
                      since 2003; Distinguished Visiting Senior
                      Scholar - East-West Center since 2004; Vice
                      President, International Education - University
                      of Hawaii (2003-2004); Senior Vice President
                      - University of Hawaii System (1989-2003);
                      Chancellor - Community Colleges -
                      University of Hawaii (1983-2003)

* Messrs. Ching, Nesher and Tsui are Trustees who may be deemed "interested persons" of the Trust, as the term is defined in the Investment Company Act of 1940, as amended.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-262-9565.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED DECEMBER 31,


                                              INVESTMENT ACTIVITIES
                             ---------------------------------------------------
                                                            NET                        DIVIDENDS AND
                                                          REALIZED                     DISTRIBUTIONS
                                NET                         AND          TOTAL             FROM
                               ASSET                     UNREALIZED   INVESTMENT   --------------------       TOTAL
                               VALUE,         NET           GAIN      ACTIVITIES       NET                  DIVIDENDS
                             BEGINNING    INVESTMENT     (LOSS) ON       FROM      INVESTMENT   CAPITAL        AND
                             OF PERIOD   INCOME(LOSS)   INVESTMENTS   OPERATIONS     INCOME      GAINS    DISTRIBUTIONS
                             ---------   ------------   -----------   ----------   ----------   -------   -------------
LARGE CAP GROWTH FUND
2005(1)
2004(1)                        $ 9.49       $ 0.06        $ 0.29        $ 0.35       $(0.06)    $   --       $(0.06)
2003(1)                          7.53         0.04          1.96          2.00        (0.04)        --        (0.04)
2002(1)                         10.08         0.02         (2.55)        (2.53)       (0.02)        --        (0.02)
2001                            13.55           --         (3.47)        (3.47)          --         --           --
STRATEGIC GROWTH FUND
2005(1)
2004(1)                        $11.93       $(0.05)       $ 1.20        $ 1.15       $   --     $   --       $   --
2003(1)                          8.64        (0.06)         3.35          3.29           --         --           --
TAX MANAGED EQUITY FUND
2005(1)
2004(1)                        $12.06       $ 0.09        $ 0.68        $ 0.77       $(0.09)    $(0.42)      $(0.51)
2003(1)                          9.83         0.07          2.25          2.32        (0.07)     (0.02)       (0.09)
HIGH GRADE INCOME FUND
2005(1)
2004(1)                        $10.40       $ 0.38        $(0.03)       $ 0.35       $(0.38)    $(0.04)      $(0.42)
2003(1)                         10.67         0.42         (0.07)         0.35        (0.42)     (0.20)       (0.62)
2002                            10.00         0.46          0.67          1.13        (0.46)        --        (0.46)
2001                             9.81         0.50          0.19          0.69        (0.50)        --        (0.50)
HAWAII MUNICIPAL BOND FUND
2005(1)
2004(1)                        $11.21       $ 0.44        $(0.07)       $ 0.37       $(0.44)    $(0.12)      $(0.56)
2003(1)                         11.20         0.45          0.13          0.58        (0.45)     (0.12)       (0.57)
2002                            10.66         0.47          0.57          1.04        (0.46)     (0.04)       (0.50)
2001                            10.70         0.49         (0.04)         0.45        (0.49)        --        (0.49)
MONEY MARKET FUND
2005(1)
2004(1)                        $ 1.00       $ 0.01        $   --        $ 0.01       $(0.01)    $   --       $(0.01)
2003(1)                          1.00         0.01            --          0.01        (0.01)        --        (0.01)
2002                             1.00         0.01            --          0.01        (0.01)        --        (0.01)
2001                             1.00         0.04            --          0.04        (0.04)        --        (0.04)
TREASURY MONEY MARKET FUND
2005(1)
2004(1)                        $ 1.00       $ 0.01        $   --        $ 0.01       $(0.01)    $   --       $(0.01)
2003(1)                          1.00         0.01            --          0.01        (0.01)        --        (0.01)
2002                             1.00         0.01            --          0.01        (0.01)        --        (0.01)
2001                             1.00         0.04            --          0.04        (0.04)        --        (0.04)





                                                                                      RATIO OF
                                                            RATIO OF     RATIO OF        NET
                               NET                  NET     EXPENSES   EXPENSES TO   INVESTMENT
                              ASSET               ASSETS,      TO        AVERAGE       INCOME
                             VALUE,               END OF     AVERAGE    NET ASSETS     (LOSS)     PORTFOLIO
                             END OF     TOTAL     PERIOD       NET      EXCLUDING    TO AVERAGE    TURNOVER
                             PERIOD   RETURN +     (000)     ASSETS    FEE WAIVERS   NET ASSETS      RATE
                             ------   --------   --------   --------   -----------   ----------   ---------
LARGE CAP GROWTH FUND
2005(1)
2004(1)                      $ 9.78      3.72%   $169,685     1.00%       1.30%         0.67%        42%
2003(1)                        9.49     26.62     156,381     1.00        1.28          0.48         43
2002(1)                        7.53    (25.06)    129,981     1.00        1.27          0.24         60
2001                          10.08    (25.61)    216,412     1.00        1.27            --         86
STRATEGIC GROWTH FUND
2005(1)
2004(1)                      $13.08      9.64%   $ 79,168     1.05%       1.29%        (0.38)%       59%
2003(1)                       11.93     38.08      46,845     1.17        1.41         (0.57)        59
TAX MANAGED EQUITY FUND
2005(1)
2004(1)                      $12.32      6.40%   $ 35,575     1.00%       1.34%         0.74%        36%
2003(1)                       12.06     23.66      34,808     1.00        1.43          0.68         34
HIGH GRADE INCOME FUND
2005(1)
2004(1)                      $10.33      3.41%   $157,170     0.76%       1.11%         3.68%        45%
2003(1)                       10.40      3.31     134,845     0.76        1.10          3.91         48
2002                          10.67     11.54     138,516     0.76        1.09          4.45         19
2001                          10.00      7.16     124,416     0.76        1.09          5.02         89
HAWAII MUNICIPAL BOND FUND
2005(1)
2004(1)                      $11.02      3.36%   $148,575     0.55%       0.92%         3.97%        40%
2003(1)                       11.21      5.27     150,373     0.45        0.91          4.01         38
2002                          11.20     10.02     150,287     0.45        0.89          4.23         26
2001                          10.66      4.24     137,206     0.45        0.88          4.54          4
MONEY MARKET FUND
2005(1)
2004(1)                      $ 1.00      0.92%   $167,910     0.50%       0.84%         0.90%       n/a
2003(1)                        1.00      0.76     182,166     0.50        0.83          0.76        n/a
2002                           1.00      1.34     238,498     0.50        0.81          1.33        n/a
2001                           1.00      3.86     309,935     0.50        0.82          3.71        n/a
TREASURY MONEY MARKET FUND
2005(1)
2004(1)                      $ 1.00      0.91%   $208,153     0.44%       0.84%         0.89%       n/a
2003(1)                        1.00      0.74     270,365     0.44        0.83          0.75        n/a
2002                           1.00      1.29     331,678     0.44        0.83          1.28        n/a
2001                           1.00      3.68     372,422     0.44        0.85          3.68        n/a


+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

*    ANNUALIZED

(1)  PER SHARE NET INVESTMENT INCOME AMOUNT CALCULATED USING AVERAGE SHARES.

(2)  COMMENCED OPERATIONS ON JULY 1, 2002.

(3)  COMMENCED OPERATIONS ON NOVEMBER 13, 2002.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                    APPENDIX

           Additional Information Regarding Lotsoff Capital Management


This appendix provides additional information regarding Lotsoff Capital Management's investment process and historical performance. The information was prepared and provided by Lotsoff. The performance information gives the historical performance of a composite of actual, fee-paying, equity accounts with assets over $1 million that have investment objectives, policies, strategies, and risks substantially similar to those of the Large Cap Core Equity Fund. The data illustrates the past performance of Lotsoff in managing substantially similar accounts. The data does not represent the performance of the Large Cap Core Equity Fund. The performance is historical and does not represent the future performance of the Large Cap Core Equity Fund or of Lotsoff.

The manner in which the performance was calculated for the composite may differ from that of a registered mutual fund such as the Large Cap Core Equity Fund. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund. In addition, the equity accounts included in the composite may not be subject to the same type of expenses to which the Large Cap Core Equity Fund is subject nor to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the equity accounts in the composite were subject to the federal securities and tax laws.

The investment results for Lotsoff's composite presented in this appendix are not intended to predict or suggest the future returns of the Large Cap Core Equity Fund. The Large Cap Core Equity Fund does not yet have its own performance record and the performance data shown below should not be considered a substitute for the Large Cap Core Equity Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

INVESTMENT PROCESS

We select companies based on fundamentals that position them to create shareholder wealth. These companies have shown consistently improving operations and returns greater than the cost of capital.

1    QUANTITATIVE SCREENING

We use a proprietary, multi-factor model to score all stocks in the universe. 30 factors are organized into four main groups.

KEY FACTOR GROUPS

VALUATION

ECONOMIC EFFICIENCY

GROWTH CONSISTENCY

FINANCIAL

SCORE

2    FUNDAMENTAL EVALUATION

Fundamental evaluation is then conducted on the highest scoring stocks. On a sector by sector basis each company's attractiveness is ranked relative to its peers.

AREAS OF EVALUATION

-    Industry

-    Experience with company

-    Discussions with management

-    External Research

-    Economy

-    Verify model output

-    Equity Team Research

-    Insider Trading

3    PORTFOLIO CONSTRUCTION

Portfolios are then systematically constructed using the most attractive stocks by sector.

Portfolio construction focuses on risk control.

-    Sector Neutral

-    Diversified Portfolio

-    Target Tracking Error

DESCRIPTION OF THE INVESTMENT PROCESS

Our investment process values a company's fundamentals using the same factors that the stock market and many of the world's great investors use to identify companies which have managements that understand how to create wealth for their investors. Those factors leave a common "footprint" among successful companies.

Behind our success over many years in selecting stocks is our ability to identify companies where management has demonstrated it has the skills needed to create wealth for its shareholders. Once identified we will invest in those companies which have a value greater than has been yet recognized by the market and has the kind of profile that will give that value an excellent likelihood of being recognized.

Our investment process values each company based on its expected real cash flow and its current and future expected internal rate of return. Cash tells the truth. This type of analysis is superior to traditional accounting methods of valuation which can distort real value. We first convert earnings and earning forecasts to a "cash flow" basis by making adjustments such as adding depreciation, interest and other expenses. We then adjust the balance sheet to strip out the impact of inflation so we have a good value for the company's assets and that all companies can be measured on the same basis. This information enables us to determine each company's current and future expected internal rate of return.

Once a value is determined for each company, the analysis of a company' profile identifies the stock in a positive way when there is (1) good fundamental value relative to the market, (2) there is growth and good growth consistency in cash flows, (3) operations are efficient and operational efficiency shows continual improvement (4) financing and financial strength is such that management has flexibility in managing its business and liquidity is not a problem. (5) Management grows the business through selective and wise product innovation or acquisition while maintaining an internal rate of return higher than its cost of capital. (6) The company responds well to competition. The specific factors and measurements used in assessing a company's profile were developed through years of research. Among different industry groups we weight some factors as being more important than others

A "footprint" that all great companies demonstrate is that they have consistently earned returns above their cost of capital. Our analysis takes into account the ability of company management to use capital wisely for growth, acquisitions, and new product development. They run the business in a way that maintains and improves its operating margins and shows an ability to respond to competitive pressure while keeping its internal rate of return above its cost of capital.

The markets and many great investors, if you listen to Warren Buffet for example, are always trying to determine if management understands these critical issues discussed above: how to increase cash flow and internal rate of return over time. The reason is straightforward. The current stock price of any company is the market's best judgment of how much cash (real economic return) that a company can generate over the years for their investors and how the company manages its business and risk in achieving that return. What we have done through more than twenty years of research is to identify managements who understand how to do this. We analyze companies to determine the prospects for their success in a way that is really very intuitive. Great company managements use similar methods and business practices to increase cash flow to pay out to their investors in either dividends or to reinvest in a growing business.

Once the analysis is complete we create a list that identifies those companies we want to buy (or sell) which have met the benchmarks described above which are necessary for the creation of wealth for shareholders. At the same time a company's management that is not meeting that criteria and which is destroying wealth is on our sell or avoid list. As a final step we bring in added fundamental research from several analyst groups in which we have developed confidence over many years. We use this fundamental research in conjunction with our process to make final decisions.

Finally, we weight stocks based on relative attractiveness and our portfolio is constructed to properly diversify and weight market sectors. With highly experienced managers and traders we are skilled in seeking and finding the best trade execution.

LARGE CAP ANNUALIZED PERFORMANCE: as of December 31, 2005

                           LARGE CAP   S&P 500
                           ---------   -------
ONE YEAR                      8.31%      4.91%
THREE YEAR                   17.80%     14.39%
FIVE YEAR                     3.54%      0.54%
TEN YEAR                     11.36%      9.07%
SINCE INCEPTION - (1/92)     12.83%     10.27%
                                                 06-0011C

                               (PERFORMANCE GRAPH)

Please read all attached disclosures for the products shown on this page before making an investment decision. The distribution of these returns without accompanying disclosures is against compliance procedures employed by Lotsoff Capital Management. If you wish to receive further information, please contact LCM. Past results are not necessarily indicative of future results. Returns are presented before fees.

LARGE CAP PERFORMANCE: as of December 31, 2005

                         S&P 500
             LARGE CAP    INDEX
             ---------   -------
1992    Q1     -2.14      -2.48
        Q2      4.30       1.86
        Q3      4.11       3.13
        Q4      1.61       5.07
                7.97%      7.64%

1993    Q1      7.65       4.40
        Q2      2.04       0.44
        Q3      4.00       2.57
        Q4      0.88       2.34
               15.25%     10.08%

1994    Q1     -3.96      -3.76
        Q2      0.08       0.38
        Q3      5.39       4.88
        Q4      2.38      -0.03
                3.71%      1.29%

1995    Q1     11.50       9.79
        Q2      9.06       9.50
        Q3      7.05       7.95
        Q4     10.02       6.01
               43.23%     37.58%

1996    Q1      6.13       5.39
        Q2      4.65       4.46
        Q3      2.81       3.06
        Q4      9.74       8.33
               25.31%     22.93%

1997    Q1      4.13       2.72
        Q2     14.26      17.45
        Q3      7.39       7.46
        Q4      4.70       2.86
               33.77%     33.34%

1998    Q1     15.03      13.95
        Q2      3.95       3.30
        Q3    -13.75      -9.95
        Q4     20.39      21.30
               24.15%     28.58%

1999    Q1      6.47       4.98
        Q2      8.70       7.05
        Q3     -5.34      -6.25
        Q4     12.93      14.88
               23.71%     21.04%

2000    Q1      1.74       2.30
        Q2     -2.18      -2.66
        Q3     -0.45      -0.97
        Q4     -3.34      -7.82
               -4.23%     -9.10%

2001    Q1    -10.64     -11.86
        Q2      6.76       5.85
        Q3    -14.42     -14.68
        Q4     12.43      10.69
               -8.21%    -11.88%

2002    Q1      0.43       0.28
        Q2    -14.02     -13.40
        Q3    -15.26     -17.28
        Q4      8.37       8.44
              -20.70%    -22.10%

2003    Q1     -3.26      -3.15
        Q2     17.44      15.39
        Q3      3.67       2.65
        Q4     13.50      12.18
               33.68%     28.68%

2004    Q1      2.70       1.69
        Q2      0.99       1.72
        Q3     -0.21      -1.87
        Q4      9.10       9.23
               12.91%     10.88%

2005    Q1     -1.30      -2.15
        Q2      1.89       1.37
        Q3      5.72       3.61
        Q4      1.87       2.09
                8.31%      4.91%
                                   06-0011C

SINCEINCEPTION (1/92)
ANNUALIZED RETURN       12.83%   10.27%
TRACKING ERROR                    3.14%
INFORMATION RATIO                 0.81

TRAILING RETURNS
1 YEAR RETURN            8.31%    4.91%
3 YEAR RETURN           17.80%   14.39%
5 YEAR RETURN            3.54%    0.54%
10 YEAR RETURN          11.36%    9.07%

Please read all attached disclosures for the products shown on this page before making an investment decision. The distribution of these returns without accompanying disclosuresis against compliance procedures employed by Lotsoff Capital Management. If you wish to receive further information, please contact LCM. Past results are not necessarily indicative of future results. Returns are presented before fees.

LARGE CAP PERFORMANCE DISCLOSURES

COMPOSITE SUMMARY                  1998       1999       2000       2001       2002       2003       2004       2005
-----------------                --------   --------   --------   --------   --------   --------   --------   --------
Gross Return                         24.2%      23.7%      -4.2%      -8.2%     -20.7%      33.7%      12.9%       8.3%
Net Return                           23.5%      23.0%      -4.9%      -8.9%     -21.4%      33.0%      12.2%       7.6%
Benchmark Return                     28.6%      21.0%      -9.1%     -11.9%     -22.1%      28.7%      10.9%       4.9%
Number of Portfolios                    1          1          2          2          3          5          8         22
Composite Assets(USD millions)   $   24.2   $    0.6   $   11.1   $   15.8   $   14.0   $   26.6   $  135.3   $  431.6
Percentage of Firm Assets               1%         0%         0%         1%         1%         1%         3%       7.8%
Strategy Assets(USD millions)    $   32.4   $    8.8   $   27.6   $   34.3   $   47.7   $   92.6   $  316.3   $  826.1
Firm Assets (USD millions)       $2,937.8   $2,896.0   $2,240.0   $2,253.6   $2,365.2   $3,212.4   $4,171.9   $5,502.4

COMPOSITE DISPERSION     1998   1999   2000   2001   2002   2003   2004   2005
--------------------     ----   ----   ----   ----   ----   ----   ----   ----
Asset Weighted, Q1        N/A    N/A    N/A   1.1%   0.2%   0.2%   0.1%   0.0%
Asset Weighted, Q2        N/A    N/A    N/A   0.2%   0.1%   0.1%   0.1%   0.0%
Asset Weighted, Q3        N/A    N/A    N/A   0.5%   0.3%   0.7%   0.0%   0.0%
Asset Weighted, Q4        N/A    N/A    N/A   0.2%   0.1%   0.0%   0.0%   N/A
Asset Weighted, Annual    N/A    N/A    N/A   N/A    N/A    1.2%   0.1%   N/A

Equal Weighted, Q1        N/A    N/A    N/A   0.9%   0.2%   0.1%   0.0%   0.0%
Equal Weighted, Q2        N/A    N/A    N/A   0.2%   0.1%   0.1%   0.1%   0.0%
Equal Weighted, Q3        N/A    N/A    N/A   0.4%   0.2%   0.6%   0.0%   0.0%
Equal Weighted, Q4        N/A    N/A    N/A   0.1%   0.1%   0.0%   0.0%   N/A
Equal Weighted, Annual    N/A    N/A    N/A   N/A    N/A    1.0%   0.0%   N/A

LOTSOFF CAPITAL MANAGEMENT CLAIMS COMPLIANCE WITH THE GLOBAL INVESTMENT PERFORMANCE STANDARDS(GIPS(R)). LOTSOFF CAPITAL MANAGEMENT HAS BEEN VERIFIED FOR THE PERIODS FROM JANUARY 1, 1998 TO SEPTEMBER 30, 2005 BY ALTSCHULER, MELVOIN AND GLASSER LLP. A COPY OF THE VERIFICATION REPORT IS AVAILABLE UPON REQUEST.

LCM is a general partnership and is independently owned. The firm was established in 1981 and manages equity, fixed income, and alternative assets for our primarily institutional clients. Returns are calculated in U.S. Dollars and reflect the reinvestment of dividends and other earnings. Unless otherwise stated returns are presented before management fees. Past performance in not necessarily indicative of future results. To receive a complete list and description of Lotsoff Capital Management's composites and/or relevant presentation that adheres to GIPS, contact Lyda Iturralde at letters@lotsoff.com. Additional information regarding policies for calculating and reporting returns is also available upon request.

In addition to the information presented herein, we would like to make the following disclosures: (1) Large Cap is an actively managed equity strategy that applies a bottom-up, sector neutral, fully invested approach. (2) The benchmark is the S&P 500 Index. (3) The composite inception date is December 1, 1997. Donald W. Reid and Joseph N. Pappo developed the strategy at Weiss, Peck & Greer in 1992 (1/1/92-10/31/96). In 1996 they formed Pappo Reid
Investments(11/1/96-12/31/97). LCM acquired Pappo Reid Investments on 1/1/98.
(4) LCM uses asset- and time-weighted total returns determined by geometric linking of monthly or daily returns. Valuations and returns are computed and stated in U.S. Dollars. (5) Returns from all cash reserves and equivalents are included in performance calculations. (6) Trade-date cash flow weighting and accrual accounting are used. (7) There is no minimum asset size below which portfolios are excluded from the composite. (8) Strategy assets include portfolios that have been excluded from the composite because of slight differences in the client's investment guidelines. (9) No selective periods of performance have been utilized. Results have been continuous from the inception date to the present or to the cessation of the client relationship. (10) No alterations of composites have occurred because of changes in personnel or other reasons at any time. (11) The dispersion is measured by the standard deviation across portfolio returns represented within the composite for the full period.
(12) Gross returns are presented before management fees. Net returns are presented after exemplary management fees for a $5 mm portfolio. A client's actual return will be reduced by management fees. Fees are calculated separately for each portfolio, and therefore, performance may differ from one portfolio to another. The fee schedule is: 0.70% on the first $5 million; 0.65% on the next $10 million; 0.60% on the next $10 million; 0.55% on the next $10 million; 0.50% on the next $15 million; 0.40% on all additional assets. (13) Past performance is no guarantee of future results.

                               BISHOP STREET FUNDS

Investment Adviser

Bishop Street Capital Management
999 Bishop Street, 10th Floor
Honolulu, Hawaii 96813

Sub-Advisers

Fischer Francis Trees & Watts, Inc.
200 Park Avenue
46th Floor
New York, NY 10166

BNP Paribas Asset Management, Inc.
200 Park Avenue
New York, New York 10166

Lotsoff Capital Management
20 N. Clark Street
34th Floor
Chicago, Illinois 60602 -4109

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

                                     [LOGO]

                              [BISHOP STREET FUNDS]
                       [YOUR AVENUE TO SOUND INVESTMENT]

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated [May 1], 2006 includes detailed information about the Bishop Street Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus. Investors can receive a free copy of the SAI on the Funds' website: www.bishopstreetfunds.com.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds. Investors can receive free copies of the annual reports and semi-annual reports on the Funds' website:
www.bishopstreetfunds.com.

TO OBTAIN MORE INFORMATION:

BY TELEPHONE: Call 1-800-262-9565

BY MAIL: Write to the Funds
Bishop Street Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the annual and semi-annual reports, as well as other information about the Bishop Street Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The Funds' Investment Company Act registration number is 811-08572.

VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM.

BSF-PS-007-0900

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                      STATEMENT OF ADDITIONAL INFORMATION

                              BISHOP STREET FUNDS
                                 [MAY 1], 2006

                              INVESTMENT ADVISER:
                        BISHOP STREET CAPITAL MANAGEMENT
                                (THE "ADVISER")

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of the Bishop Street Funds (the "Trust") and should be read in conjunction with the Trust's prospectuses, each dated [May 1], 2006. This SAI relates to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

                 LARGE CAP GROWTH FUND (FORMERLY, EQUITY FUND)
                             STRATEGIC GROWTH FUND
                            TAX MANAGED EQUITY FUND
                           LARGE CAP CORE EQUITY FUND
                             HIGH GRADE INCOME FUND
                           HAWAII MUNICIPAL BOND FUND
                               MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND

This SAI is incorporated by reference into the Trust's prospectuses. Capitalized terms not defined herein are defined in the prospectuses. A prospectus may be obtained without charge by calling 1-800-262-9565.

The Trust's financial statements and notes thereto contained in the Annual Report for the Funds for the fiscal year ended December 31, 2005, are herein incorporated by reference and deemed to be part of this SAI. A copy of the 2005 Annual Report must accompany the delivery of this SAI.

                                                                 BSF-SX-002-0300

                                TABLE OF CONTENTS
                                   (continued)

TABLE OF CONTENTS                                                           PAGE

                                                                            Page
                                                                            ----
THE TRUST ...............................................................    XXX
DESCRIPTION OF PERMITTED INVESTMENTS ....................................    XXX
FUND INVESTMENTS AND PRACTICES ..........................................    XXX
INVESTMENT LIMITATIONS ..................................................    XXX
THE ADVISER .............................................................    XXX
THE SUB-ADVISERS ........................................................    XXX
THE PORTFOLIO MANAGERS ..................................................    XXX
THE ADMINISTRATOR .......................................................    XXX
THE DISTRIBUTOR .........................................................    XXX
THE TRANSFER AGENT ......................................................    XXX
THE CUSTODIAN ...........................................................    XXX
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................    XXX
LEGAL COUNSEL ...........................................................    XXX
CODES OF ETHICS .........................................................    XXX
TRUSTEES AND OFFICERS OF THE TRUST ......................................    XXX
REPORTING ...............................................................    XXX
PURCHASING AND REDEEMING SHARES .........................................    XXX
PRICING/DETERMINATION OF NET ASSET VALUE ................................    XXX
TAXES ...................................................................    XXX
FUND PORTFOLIO TRANSACTIONS .............................................    XXX
INFORMATION ABOUT PORTFOLIO HOLDINGS ....................................    XXX
DESCRIPTION OF SHARES ...................................................    XXX
VOTING ..................................................................    XXX
SHAREHOLDER LIABILITY ...................................................    XXX
LIMITATION OF TRUSTEES' LIABILITY .......................................    XXX
PROXY VOTING ............................................................    XXX
5% AND 25% SHAREHOLDERS .................................................    XXX
FINANCIAL INFORMATION ...................................................    XXX
APPENDIX A - DESCRIPTION OF RATINGS .....................................    A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES .......................    B-1

                                    THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-ended management investment company. The Trust is organized under Massachusetts law as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated September 1, 1994. The Agreement and Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of Funds. Each Fund (except the Hawaii Municipal Bond Fund) is a "diversified" investment company.

Shareholders may purchase shares in certain Funds through two separate classes, Class A and Class I (formerly, Institutional Class Shares), which provide for variations in sales charges, distribution costs, transfer agent fees, voting rights and dividends. Except for differences between the Class A Shares and the Class I Shares pertaining to sales charges, distribution and shareholder servicing, voting rights, dividends and transfer agent expenses, each share of each series represents an equal proportionate interest in that series. Please see "Description of Shares" for more information.

           FUND              CLASS I SHARES   CLASS A SHARES
           ----              --------------   --------------
Large Cap Growth Fund*              x
Strategic Growth Fund               x
Tax Managed Equity Fund             x
Large Cap Core Equity Fund          x
High Grade Income Fund*             x
Hawaii Municipal Bond Fund          x                x
Money Market Fund                   x                x
Treasury Money Market Fund          x

* Effective April 29, 2005, Class A Shares of the Large Cap Growth Fund and of the High Grade Income Fund were collapsed into Class I Shares of those Funds.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each share held on the record date for any shareholder meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval may be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach or maintain a viable size or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

                      DESCRIPTION OF PERMITTED INVESTMENTS

     The following information supplements the information about permitted investments set forth in the prospectuses.

                         FUND INVESTMENTS AND PRACTICES

LEGEND

%      - Maximum percentage permissible. All percentages shown are of total assets unless otherwise noted.

[x]    - No policy limitation; Fund may be currently using.

*      - Permitted, but not typically used.

-      - Not permitted.

MONEY MARKET FUNDS

                                                                   TREASURY
                                                  MONEY MARKET   MONEY MARKET
                                                      FUND           FUND
                                                  ------------   ------------
TRADITIONAL INVESTMENTS
Asset-Backed Securities                                [x](1)         --
Bank Obligations                                       [x]            --
Commercial Paper                                       [x](1)         --
Corporate Debt Obligations                             [x](2)         --
Municipal Securities                                   [x](3)         --
Repurchase Agreements                                  [x]            [x](4)
U.S. Government Agency and Treasury Obligations        [x]            [x](5)
Zero Coupon Obligations                                [x]            [x](5)
Variable and Floating Rate Instruments                 [x]            --
Yankee Bonds                                           [x]            --
INVESTMENT PRACTICES
Borrowing                                              33%            33%
Illiquid Securities                                    10%(6)         10%(6)
Securities Lending                                 33 1/3%        33 1/3%
Standby Commitments                                    33%            33%
When-Issued Securities                                 33%            33%

1. Rated in the highest short-term rating category by S&P or Moody's, or unrated equivalent.

2. With remaining maturities of not more than 397 days rated, at the time of investment, in the highest short-term rating category by two or more NRSROs, or one NRSRO if only one NRSRO has rated the security, or, if the obligation has no short-term rating, it should be of an issuer that issues commercial paper of comparable priority and security meeting the above short-term ratings or, if not a rated security as defined by Rule 2a-7, determined by the sub-adviser to be of comparable quality.

3. Rated in one of the two highest rating categories by S&P or Moody's, or unrated equivalent.

4.   Limited to repurchase agreements involving U.S. Treasury Obligations.

5.   Limited to U.S. Treasury Obligations.

6.   Percentage based on net assets, not total assets.

NON-MONEY MARKET FUNDS

                                  LARGE                    TAX        LARGE       HAWAII        HIGH
                                   CAP      STRATEGIC    MANAGED     CAP CORE   MUNICIPAL       GRADE
                                  GROWTH      GROWTH      EQUITY      EQUITY       BOND        INCOME
                                   FUND        FUND        FUND        FUND        FUND         FUND
                                ---------   ---------   ---------   ---------   ---------   ------------
ADRs                                20%         [x]         20%          *          --          [x]
Asset-Backed Securities             --          --          --          --          --          35%(1)
Bank Obligations                    --          --          --          --          --          35%(2)
Commercial Paper                    --          --          --          --          --          35%(2)
Convertible Debt Securities         35%(3)      --          35%(3)      --          --          --
Convertible Equity Securities       35%          *          35%         --          --          --
Corporate Debt Obligations          --          --          --          --          20%(4)      [x](2),(5)
Equity Securities                   [x]         [x]         [x]         [x]         --          --
Futures                             --           *           *          10%         --          --
Investment Company Shares           10%         10%         10%         10%         10%         10%
Mortgage-Backed Securities          --          --          --          --          --          35%(6)
Municipal Securities                --          --          --          --          [x](7)      20%
Options                             --           *           *          --          --          --
Repurchase Agreements               20%          *          20%         --          20%(4)      20%
Restricted Securities               15%         15%         15%         --          15%         15%
Securities of Foreign Issuers        *           *           *           *          --          [x](2)
Supranational Agency
Obligations                         --          --          --          --          --          35%(8)
U.S. Government Agency and
Treasury Obligations                --          --          --          --          20%(4)      [x](9)
Variable & Floating Rate
Instruments                         --          --          --          --          [x]         [x]
Zero Coupon Obligations             --          --          --          --          [x]         [x]

INVESTMENT PRACTICES
Borrowing                           33%         33%         33%         33%         33%         33%
Illiquid Securities                 15%(4)      15%(4)      15%(4)      15%(4)      15%(4)      15%(4)
Securities Lending              33 1/3%     33 1/3%     33 1/3%     33 1/3%     33 1/3%     33 1/3%
Standby Commitments                 33%         33%         33%         33%         33%         33%
When-Issued Securities              33%         33%         33%         33%         33%         33%

1. Rated in the three highest ratings categories by S&P or Moody's, or unrated equivalents.

2. Rated in the three highest ratings categories by S&P or Moody's, or unrated equivalent.

3.   May not invest more than 20% in convertible debt securities.

4.   Percentage is based on net assets, not total assets.

5. May invest up to 20% of the Fund's net assets in securities rated BBB by S&P or BAA by Moody's, or unrated equivalent.

6. Rated in the three highest ratings categories by S&P or Moody's, or unrated equivalent including privately issued mortgage-backed securities rated A or higher by S&P or Moody's, or unrated equivalents.

7. Shall invest at least 80% of its net assets, under normal circumstances, in investment grade municipal bonds the interest from which is exempt from federal and Hawaii state income taxes.

8. May not invest more than 20% in obligations not rated in the three highest ratings categories by S&P or Moody's, or unrated equivalent.

9.   May invest in U.S. Treasury Receipts.

     AMERICAN DEPOSITARY RECEIPTS ("ADRS") are securities typically issued by U.S. financial institutions (depositaries). ADRs represent ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without the participation of the issuer of the underlying security.

     ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS") are pass-through certificates representing ownership in a pool of adjustable rate mortgages. ARMs make monthly payments based on a pro rata share of interest and principal payments, and prepayments of principal on the pool of underlying mortgages. The adjustable rate feature reduces, but does not eliminate, price fluctuations in this type of mortgage-backed security.

     ASSET-BACKED SECURITIES are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be obligations, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

     BANK OBLIGATIONS are SHORT-TERM OBLIGATIONS issued by U.S. and foreign banks, including bankers' acceptances, certificates of deposit, custodial receipts, and time deposits.

     COMMERCIAL PAPER is a term used to describe unsecured short-term promissory notes issued by municipalities, corporations, and other entities that have maturities generally from a few days to nine months.

     EQUITY SECURITIES represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

- COMMON STOCK represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

- CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

     FOREIGN SECURITIES - U.S. dollar denominated obligations of foreign issuers may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits and investments in Canadian Commercial Paper, foreign securities and Europaper. American Depositary Receipts have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

     FUTURES AND OPTIONS ON FUTURES - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5, and, therefore, no Fund is subject to registration or regulation as a commodity pool operator under the CEA.

     An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

     When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the Investment Company Act of 1940 (the "1940 Act") or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage that the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

     A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract.

     A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

     There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

     GNMA SECURITIES - Securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. government corporation, guarantee the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. The scheduled monthly interest and principal payments relating to mortgages in the pool are "passed through" to investors. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

     GOVERNMENT PASS-THROUGH SECURITIES are securities issued or guaranteed by an U.S. government agency representing an interest in a pool of mortgage loans. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

     ILLIQUID SECURITIES are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a mutual fund's books.

     INVESTMENT COMPANY SHARES - Shares of other mutual funds that may be purchased by the Funds to the extent consistent with applicable law. Under these rules and regulations of the 1940 Act, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition,
(i) the Fund would own more than 3% of the total voting stock of the company,
(ii) securities issued by any one investment company represented more than 5% of the Fund's assets, or (iii) securities (other than treasury stock) issued by all investment companies would represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders of the Funds would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

     MORTGAGE-BACKED SECURITIES - Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family properties).

     Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, CMOs in longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and while some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, CMOs themselves are not generally guaranteed by the U.S. government or any other entity.

     REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

     MUNICIPAL SECURITIES - Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

     Private activity bonds are issued by or on behalf of states or political subdivisions thereof to finance privately owned or operated facilities for business and manufacturing, housing, sports and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports parking and low income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

     Investments in floating rate instruments will normally involve industrial development or revenue bonds, which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

     The Adviser has the authority to purchase securities at a price that would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to those with institutions that the Adviser believes present minimum credit risks, and the Adviser will use its best efforts to determine initially and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

     Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, such Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Funds including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

SPECIAL CONSIDERATIONS RELATING TO HAWAII MUNICIPAL SECURITIES

     The ability of issuers to pay interest on, and repay principal of, Hawaii municipal securities may be affected by: (1) the general financial condition of the State of Hawaii; (2) amendments to the Hawaii Constitution and related statutes that limit the taxing and spending authority of Hawaii government entities; (3) voter initiatives; (4) civil actions; and (5) a wide variety of Hawaii laws and regulations.

     Municipal securities, which are payable only from the revenues derived from a particular facility, may be adversely affected by Hawaii laws or regulations that make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal including, among others, laws and regulations that limit the amount of fees, rates or other charges that may be imposed for use of the facility or that increase competition among facilities of that type or that limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal securities, the payment of interest and principal on which is insured, in whole or in part, by a Hawaii governmentally created fund, may be adversely affected by Hawaii laws or regulations that restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, municipal securities, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by Hawaii laws that limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific municipal securities the Hawaii Municipal Bond Fund will invest from time to time or predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the securities in which the Fund may invest and, therefore, on the shares of the Fund.

     OPTIONS - Put and call options for the various securities and indices are traded on national securities exchanges. As consistent with the Strategic Growth and Tax Managed Equity Funds' investment objectives, options may be used by the Funds from time to time as the Adviser deems to be appropriate. Options will generally be used for hedging purposes.

     A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Funds may enter into a "closing transaction" - the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

     Although the Funds may engage in option transactions as hedging transactions, there are risks associated with such investments including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Funds and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the Funds will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. The Funds are permitted to engage in option transactions with respect to securities that are permitted investments and related indices. If the Funds write call options, they will write only covered call options.

     OTHER INVESTMENTS - The Funds are not prohibited from investing in obligations of banks that are clients of SEI Investments Company. However, the purchase of shares of the Trust by them or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of the Adviser or the sub-advisers.

     PRIVATE PASS-THROUGH SECURITIES are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

     REPURCHASE AGREEMENTS are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a financial institution deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity date of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

     Repurchase agreements are considered to be loans by the participating Fund for purposes of its investment limitations. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. Under all repurchase agreements entered into by the Funds, the Fund takes actual or constructive possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

     RESTRICTED SECURITIES are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Permitted investments for the Funds include restricted securities, and the Fund may invest up to 15% (10% for money market funds) of its net assets in illiquid securities, subject to the Fund's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

     SECURITIES LENDING - Each of the Funds may lend securities pursuant to agreements requiring that the loans be continuously secured by cash or liquid securities as collateral equal to 100% of the market value of the securities lent at all times. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of its total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

     STANDBY COMMITMENTS AND PUTS permit the holder to sell securities subject to the standby commitment or put at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable.

     STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS") are usually structured with two classes that receive specified proportions of monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, and the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact of prepayment of principal on the underlying mortgage securities.

     SUPRANATIONAL AGENCY OBLIGATIONS are debt obligations established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

     U.S. GOVERNMENT AGENCY OBLIGATIONS are obligations issued or guaranteed by agencies or instrumentalities of the U.S. government. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury and others are supported only by the credit of the agency or instrumentality.

     U.S. TREASURY OBLIGATIONS consist of bills, notes and bonds issued by the U.S. Treasury. They also consist of separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). Receipts are similar to STRIPS, but are issued by banks or broker-dealers and created by depositing U.S. Treasury obligations into a special account at a custodian bank. The Funds' custodian holds the income from the receipts for the benefit of the receipt owners.

     VARIABLE AMOUNT MASTER DEMAND NOTES are debt obligations that may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

     VARIABLE AND FLOATING RATE INSTRUMENTS involve certain debt obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices.

     WHEN-ISSUED SECURITIES involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

     Segregated accounts will be established with the Funds' custodian and the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to purchase when-issued securities. If the value of these assets declines, the Funds will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     YANKEE BONDS are U.S. dollar denominated debt obligations issued by the U.S. by foreign banks and corporations.

     ZERO COUPON OBLIGATIONS are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Such obligations will not result in the payment of interest until maturity and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

     Each Fund's investment goal and the following investment limitations are fundamental policies of the Fund and cannot be changed with respect to the Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

A Fund may not:

1. Invest more than 25% of its assets in any one industry, except that (1) the Money Market Funds may do so with respect to U.S. government obligations and U.S. bank obligations, and (2) the Strategic Growth Fund may concentrate in an industry (or group of industries) to approximately the same extent that their sub-adviser's quantitative models generate a concentration in that industry (or group of industries). This limitation does not apply to the Hawaii Municipal Bond Fund, but the Fund will not invest more than 25% of its assets in securities of non-governmental entities that are in the same industry.

2. Invest more than 5% of its assets in the securities of any one issuer (except for the Hawaii Municipal Bond Fund).

3. Acquire more than 10% of the voting securities of any one issuer, provided that this limitation shall apply only to 75% of the Fund's net assets (except that this restriction does not apply to the Hawaii Municipal Bond
     Fund).

4.   Invest in companies for the purpose of exercising control.

5. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. To the extent that such borrowing exceeds 5% of the value of the borrowing Fund's assets, asset coverage of at least 300% is required. No Fund will purchase securities while its borrowings exceed 5% of its total assets.

6. Make loans, except that (a) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) each Fund may enter into repurchase agreements; and (c) each Fund may engage in securities lending.

7. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by (5) above in aggregate amounts not to exceed 33% of total assets taken at current value at the time of the incurrence of such loan.

8. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, each of the Funds (other than the Money Market and Treasury Money Market Funds) may invest in companies which invest in real estate, and in commodities contracts.

9. Make short sales of securities or purchase securities on margin, except that each Fund may obtain short-term credits as necessary for the clearance of security transactions.

10. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

11. Purchase securities of other investment companies, except as permitted by the 1940 Act and the rules and regulations thereunder.

12. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

13. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

In addition, the Hawaii Municipal Bond Fund:

14. Shall invest at least 80% of its net assets, under normal circumstances, in investment grade municipal bonds the interest from which is exempt from regular federal and Hawaii state income taxes.

NON-FUNDAMENTAL POLICIES

     The following investment limitations are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

1. No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets (except for all money market funds, for which the limit is 10%).

2. The Large Cap Growth Fund (formerly, Equity Fund) shall invest at least 80% of its net assets, under normal circumstances, in issuers with a market capitalization in excess of $5 billion. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

3. The Tax Managed Equity Fund each shall invest at least 80% of its net assets, under normal circumstances, in common stocks and other equity securities. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

4. The Large Cap Core Equity Fund shall invest at least 80% of its net assets, under normal circumstances, in common stocks and other equity securities of issuers with a market capitalization in excess of $5 billion. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

5. The High Grade Income Fund shall invest at least 80% of its net assets, under normal circumstances, in high-grade U.S. dollar-denominated debt obligations. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

6. The Treasury Money Market Fund shall invest at least 80% of its assets, under normal circumstances, in U.S. Treasury obligations (including repurchase agreements fully-collateralized by U.S. Treasury obligators). This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

     The foregoing percentages will apply at the time the Fund purchases the security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

                                   THE ADVISER

     GENERAL. The Adviser, Bishop Street Capital Management, is an indirect subsidiary of BancWest Corporation and a direct subsidiary of First Hawaiian Bank. BancWest Corporation and First Hawaiian Bank are subsidiaries of BNP Paribas. The BNP Paribas Group was established in 1848 and is active in over 85 countries. BNP Paribas has three core lines of business that operate independently within the organization: investment banking, asset management and specialized financial services. The Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by the Trustees of the Trust. The principal business address of the Adviser is 999 Bishop Street, Honolulu, Hawaii 96813. As of December 31, 2005, total assets under management were approximately [$XXX ].

     ADVISORY AGREEMENT WITH THE TRUST. The Trust and First Hawaiian Bank entered into an advisory agreement (the "Advisory Agreement") dated March 31, 1999. BancWest Corporation, the entity formed by the merger of First Hawaiian, Inc., the parent of First Hawaiian Bank, and BancWest Corporation, created an investment advisory subsidiary entitled Bishop Street Capital Management. On November 9, 1999, the Board of Trustees of the Trust approved Bishop Street Capital Management as the new adviser to the Funds. This change became effective on February 22, 2000. The Advisory Agreement between First Hawaiian Bank and the Trust, and the obligations contained in that Agreement were assumed by Bishop Street Capital Management. At the time of this change, Bishop Street Capital Management employed the same investment personnel that managed the Funds under First Hawaiian Bank, and the management and control of the Adviser, as well as the services provided, remained the same. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

     The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent that would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

     The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Funds, as defined in the 1940 Act. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

     ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.74% of the daily average net assets of each of the Equity, the Strategic Growth, the Large Cap Core Equity and the Tax Managed Equity Funds, 0.55% of the daily average net assets of the High Grade Income Fund, 0.35% of the daily average net assets of the Hawaii Municipal Bond Fund and 0.30% of the daily average net assets of the Money Market and Treasury Money Market Funds. Advisory fees are charged separately for each Fund, and are calculated and charged to each class of shares (if more than one class is offered) based on net assets.

                      FOR FISCAL YEARS ENDED DECEMBER 31:

                                                               ADVISORY FEES VOLUNTARILY
                               ADVISORY FEES PAID BY FUND          WAIVED BY ADVISER
                             ------------------------------   --------------------------
FUND                            2003         2004      2005     2003       2004     2005
----                         ----------   ----------   ----   --------   --------   ----
Large Cap Growth Fund        $1,020,780   $1,150,896   $XXX   $ 52,383   $ 94,219   $XXX
Strategic Growth Fund        $  217,681   $  425,504   $XXX   $      0   $      0   $XXX
Tax Managed Equity Fund      $  224,444   $  250,272   $XXX   $ 58,339   $ 35,930   $XXX
Large Cap Core Equity Fund             +            +  $XXX           +          +  $XXX
High Grade Income Fund       $  741,247   $  793,881   $XXX   $133,643   $165,840   $XXX
Hawaii Municipal Bond Fund   $  645,829   $  623,062   $XXX   $326,319   $158,846   $XXX
Money Market Fund            $  691,553   $  689,599   $XXX   $208,856   $230,745   $XXX
Treasury Money Market Fund   $  949,989   $  729,404   $XXX   $474,995   $395,147   $XXX

*    Not in operation for a full fiscal year.

+    Not in operation during this period.

                                THE SUB-ADVISERS

FISCHER FRANCIS TREES & WATTS, INC. AND ITS AFFILIATES

     GENERAL. Fischer Francis Trees & Watts, Inc. ("Fischer Francis") and three of its affiliates, Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts (Singapore) Pte Ltd, a Singapore corporation, and Fischer Francis Trees & Watts Kabushiki Kaisha, a Japanese corporation (collectively referred to as "FFTW") serve as a Sub-Adviser and manage the assets of the Money Market and Treasury Money Market Funds under the supervision of the Adviser and the Board of Trustees. Fischer Francis is wholly-owned by Charter Atlantic Corporation, which in-turn is owned by 15 employee shareholders and one institutional shareholder, BNP Paribas. Fischer Francis owns approximately 99% of Fischer Francis Trees & Watts. Fischer Francis Trees & Watts (Singapore) Pte Ltd and Fischer Francis Trees & Watts Kabushiki Kaisha are each wholly-owned by Fischer Francis. As of December 31, 2005, FFTW had approximately $XXX billion in assets under management.

     [FFTW'S SUB-ADVISORY AGREEMENT WITH THE ADVISER. The Trust and the Adviser entered into an interim sub-advisory agreement with FFTW relating to the Money Market and Treasury Money Market Funds on April 29, 2005 (the "Interim Sub-Advisory Agreement"). The Interim Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on April 7, 2005 and will remain in place until a new sub-advisory agreement is approved by shareholders of the Money Market and Treasury Money Market Funds, respectively, at a meeting scheduled to occur on or about [August 15, 2005.]

     The Interim Sub-Advisory Agreement is identical in all material respects - including fees to be paid to FFTW - to the sub-advisory agreement that was in place with Wellington Management, with the exception of the time periods covered by the agreements. The Interim Sub-Advisory Agreement provides for a termination date no greater that 150 days from the date of the termination of the sub-advisory agreement with Wellington Management, or upon approval of a new sub-advisory agreement by shareholders, whichever is shorter.]

     SUB-ADVISORY FEES PAID TO FFTW. Under the Sub-Advisory Agreement, FFTW is entitled to fees calculated daily and paid monthly at an annual rate of 0.075% of the aggregate average daily net assets of the Money Market and Treasury Money Market Funds, respectively, up to $500 million and 0.020% of the aggregate average daily net assets of the Money Market and Treasury Money Market Funds, respectively, in excess of $500 million. These fees are paid by the Adviser, and FFTW receives no advisory fees directly from these Funds. FFTW received no sub-advisory fees from the Adviser for the fiscal years ended December 31, 2002, 2003, or 2004.

                       FOR FISCAL YEARS ENDED DECEMBER 31:

                               SUB-ADVISORY FEES PAID     SUB-ADVISORY FEES WAIVED
                                     BY ADVISER               BY WELLINGTON/FFTW
                             --------------------------   ------------------------
FUND                           2003       2004     2005      2003   2004   2005
----                         --------   --------   ----      ----   ----   ----
Money Market Fund            $139,089   $143,666   $XXX       $0     $0     $X
Treasury Money Market Fund   $190,015   $151,959   $XXX       $0     $0     $X

BNP PARIBAS ASSET MANAGEMENT, INC.

     GENERAL. BNP Paribas Asset Management, Inc. ("BNP PAM") serves as the Strategic Growth Fund's Sub-Adviser and manages the Fund's portfolio on a day-to-day basis. BNP PAM selects, buys, and sells securities for the Fund under the supervision of the Adviser and the Board of Trustees. BNP PAM is an affiliate of the Adviser and a subsidiary of BNP Paribas. BNP PAM is an investment adviser registered as such with the SEC under the Advisers Act. It has the capability to manage and/or advise on the investment activities for a range of managed accounts for which it has been appointed by clients as investment adviser and to provide investment advisory services in connection with such accounts by using the services of various capable individuals, including individuals ("associated persons", as used by the SEC in the Unibanco No Action letter of July 28, 1992) who are employed by or seconded to BNP Paribas Asset Management SA ("BNP PAM SA"). As of December 31, 2005, BNP PAM SA had approximately $XX billion in assets under management for U.S. equity products and approximately $XXX billion in assets under management worldwide.

     BNP PAM'S SUB-ADVISORY AGREEMENT WITH THE ADVISER. The Adviser entered into a sub-advisory agreement with BNP PAM dated July 1, 2002 (the "BNP PAM Sub-Advisory Agreement), relating to the Strategic Growth Fund.

     SUB-ADVISORY FEES PAID TO BNP PAM. Under the BNP PAM Sub-Advisory Agreement, BNP PAM is entitled to fees calculated daily and paid monthly at an annual rate of 0.37% of the Strategic Growth Fund's average daily net assets (less any waivers). These fees are paid by the Adviser, and BNP PAM receives no advisory fees directly from the Fund. For the fiscal year ended December 31, 2005, BNP PAM received $XXX of advisory fees and waived $X of those fees.

LOTSOFF CAPITAL MANAGEMENT

     GENERAL. Lotsoff Capital Management ("Lotsoff") serves as the Large Cap Core Equity Fund's sub-adviser and manages the Fund's portfolio on a day-to-day basis. Lotsoff selects, buys, and sells securities for the Fund under the supervision of the Adviser and the Board of Trustees. Lotsoff is an investment adviser registered as such with the SEC under the Advisers Act. As of December 31, 2005, Lotsoff had approximately $5.5 billion in assets under management.

     LOTSOFF'S SUB-ADVISORY AGREEMENT WITH THE ADVISER. The Trust and the Adviser entered into a sub-advisory agreement with Lotsoff relating to the Large Cap Core Equity Fund on [date] (the "Lotsoff Sub-Advisory Agreement"). The Lotsoff Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on November 18, 2005.

     SUB-ADVISORY FEES PAID TO LOTSOFF. Under the Lotsoff Sub-Advisory Agreement, Lotsoff is entitled to fees calculated daily and paid monthly at an annual rate of 0.24% of the aggregate average daily net assets of the Large Cap Core Equity Fund up to (but not including) $300 million, 0.225% of the aggregate average daily net assets of the Fund up to (but not including) $1 billion and 0.20% of the aggregate average daily net assets of the Fund in excess of $1 billion. These fees are paid by the Adviser, and Lotsoff receives no advisory fees directly from the Fund.

                             THE PORTFOLIO MANAGERS

     This section includes information about each Fund's portfolio managers (except for the money market funds where such information is not required), including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION

     BISHOP STREET CAPITAL MANAGEMENT. The Adviser compensates each portfolio manager for his management of the Funds. All portfolio managers' compensation consists of an annual salary, discretionary bonus and deferred compensation through the bank's 401(k) and profit sharing plan. The Adviser's profitability is a factor in determining the bonus pool availability; however, any bonus amounts paid are purely discretionary.

     FFTW. FFTW aims to provide all staff with total compensation packages competitive with the applicable local market (New York, London, Tokyo and Singapore). Compensation is based on a combination of individual, team and firm performance. Where possible, quantifiable goals are established; actual performance is then assessed against these goals, and total compensation is determined.

     There are three standard components to the remuneration structure for the professional staff: salary, discretionary bonus and profit sharing. For outstanding members of the staff, there is also the opportunity to become a Shareholder/Managing Director of FFTW.

     A significant portion of remuneration is variable compensation, which is dependent on investment results and value-added for clients, and on other important responsibilities such as contributions to developing our investment process and interaction with clients. Discretionary bonuses are paid to all employees; for the more senior professionals, the overall profitability of the firm becomes increasingly important to overall compensation levels.

     Retention of senior professionals in the investment areas, including the Portfolio Manager for the Money Market Fund and Treasury Money Market Fund, is promoted through participation in the firm's deferred compensation program, a program that defers a portion of incentive compensation for four years and is invested in equity-related units tied to the value of the firm's stock price.

     Individual and team performance are evaluated in absolute terms for total return strategies and in terms of excess return compared to the benchmark for those strategies managed against a market benchmark, which comprises the bulk of the firm's portfolios. All portfolios are managed within predefined tracking volatility parameters, and have a volatility target, a return target and as a result an expected information ratio. All of these targets are taken into account when evaluating investment professionals. Return relative to peers is taken into account but is given less importance than the parameters detailed above. The risks taken to achieve performance are carefully monitored on an ongoing basis as each client has a tracking error target. Any deviation from this target is monitored by the CIO, the product teams and the client portfolio managers to ensure that neither too much nor too little risk is taken in the portfolio.

     The firm manages both long-only portfolios and long-short or alternative investment products. Specifically, FFTW manages two relative value strategies through two Cayman Island funds as well as in separate institutional accounts. The firm offers a variety of fee schedules for its investment products, which include both performance and management fees, where appropriate. Investment professionals are compensated based upon the totality of all client portfolios for which they exercise investment authority. Factors such as varying fee structures, complexity of investment advice and allocation of resources are considered in determining an individual's compensation. Shareholder/Managing Directors receive discretionary bonuses which are funded in part from revenue generated from certain accounts for which performance fees are paid. This could create a potential conflict in the management of non-performance fee accounts, including the Money Market Fund and the Treasury Money Market Fund.

     As described below, to address these potential conflicts, FFTW's investment decision-making and trade allocation policies and procedures are designed to ensure that none of the firm's clients are disadvantaged in the firm's management of accounts. Additionally, the firm's internal controls are tested on a routine schedule as part of FFTW's Global Compliance Monitoring Program and annually, the firm engages its external auditor to perform a SAS 70 exam.

     Measurement periods are annual, although salary increases and bonuses are paid at different times of the year. All investment professional's compensation is determined by senior management, upon assessing personal achievement, collective goals and objectives, and overall profitability of the firm.

     BNP PAM. BNP PAM compensates each portfolio manager for management responsibilities. BNP PAM offers a global remuneration policy based on market levels, as well as each staff member's level of service and expertise. In addition to an employee's base salary, there is also a bonus designed to reward superior performance. The variable part of our compensation system may represent up to 50% or more of total compensation and, for senior staff members, there is a stock option program based on BNP Paribas shares listed on the Paris Bourse. The overall amount available for such incentives is essentially driven by the company's global results and the allocation of these options is then based on individual performance.

     BNP Paribas PAM is a 100% consolidated subsidiary of its parent, BNP Paribas Group. An employee share purchase program (of BNP Paribas shares) subject to certain vesting rules is made available to all employees.

     For portfolio managers, BNP PAM's remuneration policy is as follows:

     The fixed salary reflects each portfolio manager's level of service and expertise, and takes into consideration salary levels in the marketplace.

     There is no exact formula for calculating bonuses. The bonus, paid annually, takes into account the following factors:

     - The performance of the portfolios managed by the fund manager, compared to a benchmark (in this case, the Standard & Poor's 500) or compared to competitors, over a three year period;

     - The contribution of the fund manager to business development and to client service; and

     - Their contribution to the development of the investment process. For instance, the fund manager monitors the research that is carried out by analysts and generates ideas or adjustments that should be researched.

     For some portfolio managers whose fixed salaries are particularly high, a portion of the bonus is paid in shares that can be sold during the following three years. In addition, BNP PAM's Board of Directors can attribute a stock option program to those who generated exceptional performances.

     LOTSOFF. Lotsoff compensates each portfolio manager for management responsibilities. Portfolio manager salary is determined on an annual basis and it is a fixed amount throughout the year. It is not based on the performance of the Large Cap Core Equity Fund or on the value of the assets held in the Fund's portfolio. The portfolio managers are each partners of Lotsoff and receive a bonus based on the profitability of the equity operations of Lotsoff. Profitability is determined by subtracting direct operating expenses from the gross revenue for the division.

     Lotsoff's equity portfolio managers' earnings include a base salary plus an amount based upon the revenue generated in the equity division. Employees receive a salary plus a subjective bonus based both upon individual performance and the overall profitability of the firm. In addition, both partners and employees participate in a Profit Sharing and a 401(k) Plan in which matching contributions are based upon the firm's profitability.

     Lotsoff offers ownership opportunities to key professionals to provide incentive for longevity. In addition, the equity portfolio management team has an attractive revenue sharing agreement, which helps keep them at the firm.

PORTFOLIO MANAGER OWNERSHIP

     As of the most recently completed fiscal year, none of the portfolio managers had "beneficial ownership" of shares of the Funds. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

     OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows (note that none of the accounts are subject to a performance-based advisory fee):

     BISHOP STREET CAPITAL MANAGEMENT:

                       REGISTERED INVESTMENT        OTHER POOLED
                             COMPANIES          INVESTMENT VEHICLES        OTHER ACCOUNTS
                       ---------------------   ---------------------   ---------------------
                        NUMBER       TOTAL      NUMBER       TOTAL      NUMBER       TOTAL
                          OF        ASSETS        OF        ASSETS        OF        ASSETS
NAME                   ACCOUNTS   (MILLIONS)   ACCOUNTS   (MILLIONS)   ACCOUNTS   (MILLIONS)
----                   --------   ----------   --------   ----------   --------   ----------
Kenneth Miller
M'Liss Hualani Moore
Christopher Borden
Jennifer Carias

     FFTW:

                       REGISTERED INVESTMENT        OTHER POOLED
                             COMPANIES          INVESTMENT VEHICLES        OTHER ACCOUNTS
                       ---------------------   ---------------------   ---------------------
                        NUMBER       TOTAL      NUMBER       TOTAL      NUMBER       TOTAL
                          OF        ASSETS        OF        ASSETS        OF        ASSETS
NAME                   ACCOUNTS   (MILLIONS)   ACCOUNTS   (MILLIONS)   ACCOUNTS   (MILLIONS)
----                   --------   ----------   --------   ----------   --------   ----------
Kenneth O'Donnell         10         2,043         0           0          18         3,037

     BNP PAM:

                       REGISTERED INVESTMENT        OTHER POOLED
                             COMPANIES          INVESTMENT VEHICLES        OTHER ACCOUNTS
                       ---------------------   ---------------------   ---------------------
                        NUMBER       TOTAL      NUMBER       TOTAL      NUMBER       TOTAL
                          OF        ASSETS        OF        ASSETS        OF        ASSETS
NAME                   ACCOUNTS   (MILLIONS)   ACCOUNTS   (MILLIONS)   ACCOUNTS   (MILLIONS)
----                   --------   ----------   --------   ----------   --------   ----------
H. Goye                    0          $0           6       $2,188.0        2       $2,162.0
C. Locapriya               0          $0           6       $2,188.0        2       $2,162.0
M-L Diaz Blanco            0          $0           6       $2,188.0        2       $2,162.0
B. Taillardat              0          $0           6       $2,188.0        2       $2,162.0
N. Jacquesson              0          $0           6       $2,188.0        2       $2,162.0
E. Levy                    0          $0           6       $2,188.0        2       $2,162.0

     LOTSOFF:

                       REGISTERED INVESTMENT        OTHER POOLED
                             COMPANIES          INVESTMENT VEHICLES        OTHER ACCOUNTS
                       ---------------------   ---------------------   ---------------------
                        NUMBER       TOTAL      NUMBER       TOTAL      NUMBER       TOTAL
                          OF        ASSETS        OF        ASSETS        OF        ASSETS
NAME                   ACCOUNTS   (MILLIONS)   ACCOUNTS   (MILLIONS)   ACCOUNTS   (MILLIONS)
----                   --------   ----------   --------   ----------   --------   ----------
Joseph N. Pappo            2          190         12          314        4,796       2,568
Donald W. Reid             2          190         12          314        4,796       2,568

CONFLICTS OF INTERESTS

     The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

     FFTW. Conflicts of interest of the type that may arise when an investment adviser serves as an adviser to both a mutual fund and other accounts are minimized at FFTW by FFTW's investment management decision making process and FFTW's trade allocation policy.

     Investment decisions are executed by FFTW Market Specialists, the Investment Strategy Group ("ISG") and the specific portfolio team assigned to a client portfolio. Market Specialists are the first and last steps in the investment decision making process. In the first step, senior Market Specialists provide input to the ISG regarding specific investment themes relating to each sector of specialization, which include interest rate management, corporate credit, structured credit and foreign exchange. The ISG meets weekly to identify fixed income sectors that offer the highest relative value over a three to six month horizon and concludes with definitive positive/negative recommendations for sectors. Each portfolio is assigned a Portfolio Manager who is responsible for assuring the implementation of the sector biases of the ISG. These sector biases are expressed terms of risk exposures relative to a benchmark. A client Portfolio Manager is responsible for setting a portfolio's risk parameters at the portfolio's inception, based upon the portfolio's specific investment guidelines and overall risk preferences and is responsible for monitoring the portfolio's compliance with such parameters. In the last step, Market Specialists decide when to add or subtract investment exposure within a sub-sector and when to execute buy/sell recommendations for individual securities, all consistent with the recommendations of the ISG. This process ensures that investment decisions for specific portfolios are consistent with firm's overall strategy, taking into account the individual portfolio's benchmark, risk parameters and investment guidelines.

     In addition, FFTW executes trades on behalf of all similarly managed accounts within a product group on a block basis. Block transactions are allocated fairly and equitably across all participating accounts utilizing an automated, non-preferential proprietary trade execution system that allocates the trades according to each participating portfolio's size and risk profile. The automated allocation system ensures that no managed account is favored with respect to the selection of securities or timing of purchase or sale of securities over another account.

     Trade allocation and best execution is monitored and reviewed on a monthly basis as part of the Global Compliance Monitoring Program, which is carried out independently by FFTW's Risk Oversight Group. This review takes into consideration FFTW's trading procedures and the nature of the fixed income markets. Trade execution prices for a sample of tickets are compared with an independent source. An explanation is sought from the Market Specialist in case of significant variance between the trade execution price and the independent source. A report is issued to senior management on a quarterly basis. Diversions from FFTW's policy to allocate investment opportunities fairly and equitably across all participating accounts would be identified during this review.

                                THE ADMINISTRATOR

     GENERAL. SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services) (the "Administrator"), a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator and the Trust's principal underwriter, SEI Investments Distribution Co., are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

     ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 27, 1995 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. The Administrator also acts as shareholder servicing agent for the Funds.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

     ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of 0.20% of average daily net assets of each Fund.

                       FOR FISCAL YEARS ENDED DECEMBER 31:

                                                                ADMINISTRATIVE FEES VOLUNTARILY
                             ADMINISTRATIVE FEES PAID BY FUND       WAIVED BY ADMINISTRATOR
                             --------------------------------   -------------------------------
FUND                              2003       2004     2005           2003       2004     2005
----                            --------   --------   ----         --------   --------   ----
Large Cap Growth Fund           $275,887   $311,053   $XXX         $125,475   $135,325   $XXX
Strategic Growth Fund           $ 58,833   $115,001   $XXX         $ 25,766   $ 50,033   $XXX
Tax Managed Equity Fund         $ 60,660   $ 67,641   $XXX         $ 26,487   $ 29,425   $XXX
Large Cap Core Equity Fund             +          +      +                +          +      +
High Grade Income Fund          $269,544   $288,684   $XXX         $117,755   $125,593   $XXX
Hawaii Municipal Bond Fund      $369,045   $356,036   $XXX         $239,879   $231,423   $XXX
Money Market Fund               $461,036   $459,733   $XXX         $201,415   $200,002   $XXX
Treasury Money Market Fund      $633,326   $486,270   $XXX         $277,355   $211,548   $XXX

*    Not in operation for a full fiscal year.

+    Not in operation during this period.

                                 THE DISTRIBUTOR

     The Trust and SEI Investments Distribution Co. (the "Distributor"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, are parties to a distribution agreement dated January 27, 1995 (the "Distribution Agreement") whereby the Distributor acts as a principal underwriter for the continuous offering of the Funds' shares on a "best efforts" basis. The Distributor and the Administrator are both wholly-owned subsidiaries of SEI Investments.

     The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

     Class A Shares of the Hawaii Municipal Bond Fund and the Money Market Fund are offered to the public at the net asset value per share plus any applicable front-end sales charges (the "offering price"). The Distributor collects the sales charges and pays a portion of the sales charges to dealers in accordance with the reallowance schedule below. The remainder of the offering price (i.e., the difference between the offering price and the applicable sales charges) is the amount of the purchaser's investment in the Fund. The Distributor collected and retained sales charges in the amounts shown for the fiscal periods ended December 31, 2003, 2004 and 2005:

                                                              DOLLAR AMOUNTS OF SALES CHARGES
                             DOLLAR AMOUNT OF SALES CHARGES     RETAINED BY SEI INVESTMENTS
                             ------------------------------   -------------------------------
           FUND                  2003        2004     2005           2003   2004   2005
           ----               ----------   --------   ----           ----   ----   ----
Hawaii Municipal Bond Fund    $2,104,313   $711,000   $XXX           $  0   $  0   $ X
Money Market Fund*                   N/A        N/A     XX            N/A    N/A    XX

* Class A Shares of the Money Market Fund do not have a front end sales charge.

     Depending upon the amount of an investment in Class A Shares, the front-end sales charge reallowed to dealers will vary:

HAWAII MUNICIPAL BOND FUND

                                    DEALER REALLOWANCE AS A PERCENTAGE
INVESTMENT AMOUNT:                           OF OFFERING PRICE
------------------                  ----------------------------------
Less than $50,000                                  4.25%
$50,000 but less than $100,000                     4.00%
$100,000 but less than $250,000                    3.50%
$250,000 but less than $500,000                    2.50%
$500,000 but less than $1,000,000                  2.00%
$1,000,000 and over                                0.00%*

* Even though you do not pay a sales charge on purchases of $1,000,000 or more, the Distributor may pay dealers a 1% commission for these transactions.

     Each Fund has adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to each Fund will be paid to the Distributor. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as profit any difference between the fee it receives and amount it pays to third parties.

     For the fiscal year ended December 31, 2005, the Distributor [paid the entire amount of fees] received under the Service Plan to First Hawaiian Bank for shareholder services that it performed for the Funds' shareholders.

     DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") for the Class A Shares of the Hawaii Municipal Bond Fund and the Money Market Fund in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board of Trustees has determined that the Plan is in the best interests of the shareholders. The Plan is expected to benefit the Funds through growth of assets and enhanced shareholder services. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" of the Trust as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund or class affected. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the independent Trustees.

     The Plan provides that Class A Shares of the Hawaii Municipal Bond Fund and the Money Market Fund will pay the Distributor a fee of .25% of the average daily net assets of the Shares for distribution-related services. From this fee, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. First Hawaiian Bank, an affiliate of the Adviser and BNP PAM, may act as an Agent and receive payments from the Distributor for shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the NASD rules concerning sales charges.

     For the fiscal year ended December 31, 2005, the Funds' Class A Shares incurred the following expenses under the Plan:

                                             AMOUNT PAID TO 3RD
                TOTAL (AS                PARTIES BY THE DISTRIBUTOR
               A % OF NET      TOTAL      FOR DISTRIBUTION RELATED      SALES    PRINTING   OTHER
FUND             ASSETS)    ($ AMOUNT)       SERVICES ($ AMOUNT)      EXPENSES     COSTS    COSTS
----           ----------   ----------   --------------------------   --------   --------   ------
CLASS A
Hawaii
Municipal
Bond Fund         X.XX%        $XXX                 $XXX                 $XX        $XX       $XX
Money Market
Fund              X.XX%        $XXX                 $XXX                 $XX        $XX       $XX

     Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

                               THE TRANSFER AGENT

     DST Systems, Inc., 330 W. 9th Street, Kansas City, Missouri 64105, serves as the Funds' transfer agent and dividend-paying agent.

                                  THE CUSTODIAN

     Union Bank of California, N.A. (the "Custodian"), 350 California Street, San Francisco, California 94104, serves as the Funds' custodian, and is responsible for maintaining the custody of each Fund's assets.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP serves as the Funds' independent registered public accounting firm, and is responsible for auditing each Fund's financial statements.

                                  LEGAL COUNSEL

     Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 serves as legal counsel to the Funds.

                                 CODES OF ETHICS

     The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the sub-advisers, and the Distributor each has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. A copy of the Code of Ethics of the Trust, Adviser, sub-advisers, and Distributor is on file with the SEC and is available to the public.

                       TRUSTEES AND OFFICERS OF THE TRUST

     BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing all of the Trust's Funds (currently, seven series). The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

     MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     The following Trustees may be deemed to be "interested persons" of the Trust as defined by the 1940 Act:

     PHILIP H. CHING (DOB 01/11/31) - Trustee since 1994 - Retired since 1996; Vice Chairman, First Hawaiian Bank (1968-1996). Mr. Ching is an "affiliated person" of both the Trust and the Adviser (as that term is defined in the 1940
Act).

     ROBERT A. NESHER (DOB 08/17/46) - Chairman of the Board of Trustees since 1998 - Currently performs various services on behalf of SEI Investments, an affiliate of the Funds' administrator and distributor, for which Mr. Nesher is compensated; Executive Vice President of SEI Investments, 1986-1994; Director and Executive Vice President of the Adviser, the Administrator and the Distributor, 1981-1994. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments Global, Limited; Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

     JOHN K. TSUI (DOB 3/20/38) - Trustee since 2004 - Chairman, Towne Development of Hawaii since 2003 - Director, First Hawaiian Bank since 1994 - Director, Bank of the West since 2000 - Director, BancWest Corporation since 1998 - President, Chief Operating Officer, First Hawaiian Bank (1994-2002) - Vice Chairman, Chief Credit Officer, BancWest Corporation (1998-2002).

     The following Trustees are not viewed as "interested persons" of the Trust:

     MARTIN ANDERSON (DOB 11/16/23) - Trustee since 1994 - Partner, Goodsill, Anderson, Quinn & Stifel (law firm) since 1951.

     PETER F. SANSEVERO (DOB 01/06/33) - Trustee since 1999 - Retired since 1997; Regional Director of the Northwest Region and First Vice President, Merrill Lynch (financial services firm) (1958-1997).

     MANUEL R. SYLVESTER (DOB 06/20/30) - Trustee since 1994 - Retired since 1992; Managing Partner, Coopers & Lybrand L.L.P. (accounting firm) (1978-1992); Executive Partner, Coopers & Lybrand L.L.P. (accounting firm) (1992).

     JOYCE S. TSUNODA (DOB 01/01/38) - Trustee since 1994 - Emeritus Chancellor, University of Hawaii since 2003; Distinguished Visiting Senior Scholar - East-West Center since 2004; Vice President, International Education - University of Hawaii (2003-2004); Senior Vice President - University of Hawaii System (1989-2003); Chancellor - Community Colleges -University of Hawaii (1983-2003).

     BOARD STANDING COMMITTEES. The Board has established the following standing committees:

     AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Anderson, Sansevero, Sylvester and Ms. Tsunoda currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met twice during the Trust's most recently completed fiscal year.

     FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sansevero currently serve as members of the Fair Value Pricing

Committee. The Fair Value Pricing Committee meets periodically, as necessary, and did not meet during the Trust's most recently completed fiscal year.

     NOMINATING AND COMPENSATION COMMITTEE. The Board has a standing Nominating and Compensation Committee that is composed of the Board's independent Trustees. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill any vacancies on the Board. Messrs. Anderson, Sansevero, and Sylvester and Ms. Tsunoda currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met three times during the Trust's most recently completed fiscal year.

     FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of each Fund's shares as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than [1%] of the outstanding shares of each Fund's share class.

     As of December 31, 2005:

                 DOLLAR                  DOLLAR     DOLLAR     DOLLAR      DOLLAR                 DOLLAR
                RANGE OF     DOLLAR     RANGE OF   RANGE OF   RANGE OF    RANGE OF    DOLLAR     RANGE OF
                  FUND      RANGE OF      FUND       FUND       FUND        FUND     RANGE OF      FUND
                 SHARES       FUND       SHARES     SHARES     SHARES      SHARES      FUND       SHARES     AGGREGATE
                 (LARGE      SHARES       (TAX      (LARGE     (HIGH      (HAWAII     SHARES    (TREASURY      DOLLAR
                   CAP     (STRATEGIC    MANAGED   CAP CORE     GRADE    MUNICIPAL    (MONEY      MONEY       RANGE OF
                 GROWTH      GROWTH      EQUITY     EQUITY     INCOME       BOND      MARKET      MARKET    SHARES (ALL
NAME              FUND)       FUND)       FUND)      FUND)      FUND)      FUND)       FUND)      FUND)        FUNDS)
----            --------   ----------   --------   --------   --------   ---------   --------   ---------   -----------
Mr. Ching*
Mr. Nesher*
Mr. Tsui*
Mr. Anderson
Mr. Sansevero
Mr. Sylvester
Ms. Tsunoda

* Messrs. Ching, Nesher and Tsui are Trustees who may be deemed to be "interested" persons of the Trust as the term is defined in the 1940 Act.

     BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year:

                                                PENSION OR
                                                RETIREMENT        ESTIMATED     TOTAL COMPENSATION
                                             BENEFITS ACCRUED       ANNUAL        FROM REGISTRANT
                                AGGREGATE     AS PART OF FUND   BENEFITS UPON    AND FUND COMPLEX
NAME OF PERSON AND POSITION   COMPENSATION       EXPENSES         RETIREMENT     PAID TO TRUSTEES
---------------------------   ------------   ----------------   -------------   ------------------
Mr. Philip H. Ching*
Mr. Robert A. Nesher*
Mr. John K. Tsui*

                                                PENSION OR
                                                RETIREMENT        ESTIMATED     TOTAL COMPENSATION
                                             BENEFITS ACCRUED       ANNUAL        FROM REGISTRANT
                                AGGREGATE    AS PART OF FUND    BENEFITS UPON    AND FUND COMPLEX
NAME OF PERSON AND POSITION   COMPENSATION       EXPENSES         RETIREMENT     PAID TO TRUSTEES
---------------------------   ------------   ----------------   -------------   ------------------
Mr. Martin Anderson
Mr. Peter S. Sansevero
Mr. Manuel R. Sylvester
Ms. Joyce S. Tsunoda

* Messrs. Ching, Nesher and Tsui are Trustees who may be deemed to be "interested" persons of the Trust as the term is defined in the 1940 Act.

     TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length and term of office and the principal occupations for the last five years of each person currently serving as an executive officer of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers receive compensation from the Trust for their services.

     ROBERT A. NESHER (DOB 08/17/46) - President since May 1998 - See page 26 for further information.

     LORI K. FOO (DOB 7/7/57) - Vice President and Assistant Secretary since August 2002 - Compliance Officer and Assistant Vice President for First Hawaiian Bank since 1994. Ms. Foo is an "affiliated person" of both the Fund and the Adviser (as that term is defined in the 1940 Act).

     RYAN S. USHIJIMA (DOB 6/14/56) - Chief Compliance Officer of Bishop Street Funds; Commissioner of Securities, Department of Commerce and Consumer Affairs, State of Hawaii (1998-2004).

     TIMOTHY D. BARTO* (DOB 03/28/68) - Assistant Secretary since May 2000 -Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999.

     PHILIP T. MASTERSON (DOB 3/12/64) - Employed by SEI Investments since 2004. General counsel, CITCO Mutual Fund Services (2003-2004); Vice President and Associate Counsel, Oppenheimer Funds (1998-2003).

     JAMES NDIAYE (DOB 9/11/68) - Vice President and Assistant Secretary - Joined SEI Investments Company in October 2004. Vice President, Deutsche Asset Management (2003-2004). Associate, Morgan, Lewis & Bockius LLP (2000-2003). Assistant Vice President, ING Variable Annuities Group (1999-2000).

     MICHAEL T. PANG (DOB 7/8/72) - Vice President and Assistant Secretary - Joined SEI Investments Company in January 2005. Counsel, Caledonian Bank & Trust's Mutual Funds Group (2004). Counsel, Permal Asset Management (2001-2004). Associate, Schulte, Roth & Zabel's Investment Management Group (2000-2001). Staff Attorney, U.S. SEC's Division of Enforcement, Northeast Regional Office (1997-2000).

     MICHAEL LAWSON (DOB 10/8/60) - Controller and Chief Financial Officer since 2005. Director, SEI Investments Funds Accounting since July 2005, Manager, Funds Accounting, SEI Investments AVP (1995-2005, excluding February 1998 through October 1998), Assistant Product Manager, Pilgrim Baxter & Associates (February 1998 - October 1998).

     SOFIA A. ROSALA (DOB 2/1/74) - Vice President and Assistant Secretary -Compliance Officer of SEI Investments Company since September 2001. Account and Product Consultant, SEI Private Trust Company (1998-2001).

* This person is an "affiliated person" of both the Trust and the Distributor (as that term is defined in the 1940 Act).

                                    REPORTING

     The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other shareholder reports to shareholders of record.

                         PURCHASING AND REDEEMING SHARES

     Purchases and redemptions may be made through the transfer agent on any day the New York Stock Exchange ("NYSE") is open for business. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. Purchases and redemptions will be made in full and fractional shares, calculated to three decimal places.

     It is currently the Trust's policy to pay for redemptions in cash. The Trust retains the right, however, to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust of up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period.

     The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the sub-advisers, the Administrator and/or the Custodian are not open for business.

                    PRICING/DETERMINATION OF NET ASSET VALUE

     GENERAL POLICY. Fund shares are offered to the public at net asset value per share (plus any applicable sales charges). Net asset value per share is calculated by dividing the value of the Fund's net assets by the number of outstanding shares. The Fund's valuation policies are based on Section 2(a)(41) of and Rule 2a-4 under the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board of Trustees.

     EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern time if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on Nasdaq, the Nasdaq Official Closing Price will be used. If such prices are not available, the security will be valued at fair value as determined in good faith by the Board of Trustees.

     MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees. The money market funds' valuation methodologies are based on Rule 2a-7 under the 1940 Act.

     USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

     WAIVER OF SALES CHARGES. The front-end sales charges will be waived on Class A Shares purchased by: (a) present and retired Trustees of the Funds and officers, directors and employees (and members of their immediate family) of BancWest Corporation and its banking and non-banking subsidiaries; (b) persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with BancWest Corporation and its banking and non-banking subsidiaries; and (c) persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with BancWest Corporation and its banking and non-banking subsidiaries acted in a fiduciary, administrative, custodial or investment advisory capacity is closed.

     These waivers have been instituted in recognition of the significant amounts that the above categories of persons and entities invest in the Funds, and are designed to promote and further support these distribution channels.

                                      TAXES

     The following is only a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

     FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS. The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

     QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

     In order to be taxable as a RIC, each Fund must distribute at least 90% of its net investment taxable income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income;
(ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, securities of two or more issuers (other than securities of other RICs) that the Fund controls and that are engaged in the same, similar or related trades or business, or securities of one or more qualified publicly traded partnerships.

     Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

     If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the 70% dividend-received deduction for corporate shareholders and for the lower capital gains rates on qualified dividend income for individual shareholders to the extent they would qualify if the Fund was a regular corporation. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

     Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

     A Fund may derive capital gains and losses in connection with sales of other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income except that distributions of qualified dividend income will be taxed at the lower capital gains rates available for individual shareholders.

     The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

     If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

     Redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on such shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

     In certain cases, the Funds will be required to withhold, at the applicable withholding rates, and remit to the United States Treasury, an amount from any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. person (including a resident alien).

     In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

     Certain distributions from a Fund may qualify as qualified dividend income. Qualified dividend income distributed to any individual is taxable at the lower, long-term capital gains rates. A distribution from a Fund generally qualifies as qualified dividend income to the extent it was distributed from dividends received by the Fund from taxable domestic corporations and certain qualified foreign corporations, subject to limitations, including holding period limitations, imposed on the Fund and its shareholders. Absent further legislation, the long-term capital gains rates on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2008.

     FEDERAL EXCISE TAX. If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. Each Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

     Non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in a Fund.

     STATE TAXES. A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund. Many states grant tax-free status to dividends paid by mutual funds to fund shareholders from interest the fund earned on direct obligations of the U.S. government, subject in some states to certain requirements. Investments in Government National Mortgage Association and Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

     ADDITIONAL CONSIDERATIONS FOR HAWAII MUNICIPAL BOND FUND. The Hawaii Municipal Bond Fund intends to qualify to pay "exempt interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Hawaii Municipal Bond Fund's net tax-exempt interest income will be "exempt interest dividends" that may be excluded from shareholders' gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral income tax consequences, including alternative minimum tax consequences, as discussed below.

     Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Hawaii Municipal Bond Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

     The percentage of income that constitutes exempt-interest dividends will be determined for each year for the Hawaii Municipal Bond Fund and will be applied uniformly to all dividends declared with respect to the Fund during that year. This percentage may differ from the actual percentage for any particular day.

     The deduction for interest on indebtedness incurred or continued by shareholders to purchase or carry Shares of the Hawaii Municipal Bond Fund will be limited for federal income tax purposes to the extent that any portion of such Fund's distributions consist of exempt-interest dividends. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

     Any loss on the sale or exchange of shares of the Hawaii Municipal Bond Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the selling shareholder with respect to such shares.

     Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing Shares of the Hawaii Municipal Bond Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses, in trade or business, a part of such a facility.

     Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Hawaii Municipal Bond Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt interest dividends.

     Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

     The Hawaii Municipal Bond Fund may not be a suitable investment for tax-exempt shareholders and plans because such shareholders and plans would not gain any additional tax benefit from the receipt of exempt-interest dividends.

     The state and local tax consequences of an investment in the Fund may differ from the federal consequences described above and shareholders are urged to consult their tax advisers with respect to such consequence.

     HAWAII TAXATION. The State of Hawaii has specifically adopted Sections 852 and 855 of the Code for the purposes of calculating the Fund's taxable income, which provisions provide for pass-through treatment of exempt interest dividends and capital gains, i.e., distributions by the Hawaii Municipal Bond Fund of dividends representing exempt interest and capital gains retain their original character in the hands of shareholders. As the State of Hawaii's Department of Taxation has confirmed in response to a request by special counsel for the Trust, distributions from the Hawaii Municipal Bond Fund to its shareholders that are attributable to interest on obligations exempt from income tax in the State of Hawaii will not be subject to Hawaii income tax in the hands of shareholders so long as at least 50% of the Hawaii Municipal Bond Fund's assets are invested in securities the interest from which is exempt from Hawaii state taxation. In addition, the Hawaii Department of Taxation has confirmed that interest income on obligations issued by the U.S. government and its territories is exempt from State of Hawaii income taxation.

While the Hawaii Municipal Bond Fund intends to invest primarily in obligations that produce tax-exempt interest, if the Fund invests in obligations that are not exempt for Hawaii purposes, a portion of the Fund's distribution will be subject to Hawaii income tax.

                           FUND PORTFOLIO TRANSACTIONS

     BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

     In addition, an adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the advisers and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the advisers believe that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.

     For the fiscal years ended December 31, 2003, 2004 and 2005, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

                             AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                             -----------------------------------------------------
FUND                                         2003       2004     2005
----                                       --------   --------   ----
Large Cap Growth Fund                      $156,464   $189,278   $XXX
Strategic Growth Fund                      $ 72,004   $ 98,210   $XXX
Tax Managed Equity Fund                    $ 37,322   $ 34,973   $XXX
Large Cap Core Equity Fund                     +          +        +
High Grade Income Fund                     $      0   $      0   $XXX
Hawaii Municipal Bond Fund                 $      0   $      0   $XXX
Money Market Fund                          $      0   $      0   $XXX
Treasury Money Market Fund                 $      0   $      0   $XXX

*    Not in operation for a full fiscal year.

+    Not in operation during this period.

     BROKERAGE SELECTION. The Trust relies on the advisers to select brokers for Fund portfolio transactions. The advisers do not expect to use one particular broker or dealer for Fund portfolio transactions. The advisers select brokers based on the broker's ability to provide "best execution." The advisers consider a number of factors when selecting brokers, such as the broker's reputation and level of experience, the broker's ability to handle block trades and difficult transactions, commission rate, timeliness and accuracy of execution and settlement, the broker's familiarity with the market, the broker's reliability and integrity, the broker's fairness in resolving any disputes with respect to a trade, the time and size of the order and execution, available liquidity and current market conditions. In addition, when one or more brokers are believed capable of providing the best combination of price and execution, a Fund's adviser may select a broker based upon brokerage or research services provided to the adviser. An adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the brokerage or research services provided.

     Section 28(e) of the 1934 Act permits an adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, an adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

     To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which an adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. An adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by an adviser will be in addition to and not in lieu of the services required to be performed by a Fund's adviser under the Advisory Agreement. Any advisory or other fees paid to an adviser are not reduced as a result of the receipt of research services.

     In some cases an adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

     From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

     For the fiscal year ended December 31, 2005, the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers:

                               TOTAL DOLLAR AMOUNT OF          TOTAL DOLLAR AMOUNT OF
                             BROKERAGE COMMISSIONS FOR    TRANSACTIONS INVOLVING BROKERAGE
FUND                             RESEARCH SERVICES       COMMISSIONS FOR RESEARCH SERVICES
----                         -------------------------   ---------------------------------
Large Cap Growth Fund                   $XXX                            $XXX
Strategic Growth Fund                   $XXX                            $XXX
Tax Managed Equity Fund                 $XXX                            $XXX
Large Cap Core Equity Fund              $XXX                            $XXX
High Grade Income Fund                  $XXX                            $XXX
Hawaii Municipal Bond Fund              $XXX                            $XXX
Money Market Fund                       $XXX                            $XXX
Treasury Money Market Fund              $XXX                            $XXX

     BROKERAGE WITH AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser (or sub-adviser), or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

     For the fiscal years ended December 31, 2003, 2004 and 2005, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected through affiliated brokers:

                              TOTAL $ AMOUNT OF                            % OF TOTAL BROKERAGE
                                  BROKERAGE        % OF TOTAL BROKERAGE   TRANSACTIONS EFFECTED
                             COMMISSIONS PAID TO    COMMISSIONS PAID TO     THROUGH AFFILIATED
                              AFFILIATED BROKERS    AFFILIATED BROKERS           BROKERS
                             -------------------   --------------------   ---------------------
FUND                          2003   2004   2005    2003   2004   2005      2003   2004   2005
----                          ----   ----   ----    ----   ----   ----      ----   ----   ----
Large Cap Growth Fund         $ 0    $ 0    $ X       0%     0%    $ X        0%     0%    $ X
Strategic Growth Fund         $ 0    $ 0    $ X       0%     0%    $ X        0%     0%    $ X
Tax Managed Equity Fund       $ 0    $ 0    $ X       0%     0%    $ X        0%     0%    $ X
Large Cap Core Equity Fund       +      +      +        +     +       +         +     +       +
High Grade Income Fund         --     --     --      --     --      --       --     --      --
Hawaii Municipal Bond Fund     --     --     --      --     --      --       --     --      --
Money Market Fund              --     --     --      --     --      --       --     --      --
Treasury Money Market Fund     --     --     --      --     --      --       --     --      --

+    Not in operation during this period.

     "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. On December 31, 2005, the following Funds held securities of the Trust's "regular brokers or dealers" as follows:

                                                        TOTAL $ AMOUNT OF
                                                   SECURITIES OF EACH REGULAR
FUND                       NAME OF BROKER/DEALER       BROKER-DEALER HELD
----                       ---------------------   --------------------------
Large Cap Growth Fund

Strategic Growth Fund

Tax Managed Equity Fund

High Grade Income

                                                           TOTAL $ AMOUNT OF
                                                      SECURITIES OF EACH REGULAR
FUND                          NAME OF BROKER/DEALER       BROKER-DEALER HELD
----                          ---------------------   --------------------------
Money Market Fund

Treasury Money Market Fund*

* All of the broker-dealer securities held by the Treasury Money Market Fund represent repurchase agreements fully collateralized by U.S. Treasury securities.

     For the fiscal years ended December 31, 2004 and December 31, 2005, the Funds experienced the following portfolio turnover rates:

                              PORTFOLIO TURNOVER RATE
                              ------------------------
FUND                                 2004   2005
----                                 ----   ----
Large Cap Growth Fund                 42%    XX%
Strategic Growth Fund                 59%    XX%
Tax Managed Equity Fund               36%    XX%
Large Cap Core Equity Fund*           --     --
High Grade Income Fund                45%    XX%
Hawaii Municipal Bond Fund            40%    XX%

* The portfolio turnover rate for the Large Cap Core Equity Fund has not been included at this time because the Fund was not in operation during the period.

                              DESCRIPTION OF SHARES

     The Agreement and Declaration of Trust ("Declaration of Trust") authorizes the issuance of an unlimited number of series and shares. Each share of each Fund represents an equal proportionate interest in that Fund with each other share of that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Agreement and Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of series. All consideration received by the Trust for shares of any additional series or separate class and all assets in which such consideration is invested would belong to that series or separate class and would be subject to the liabilities related thereto. Share certificates will not be issued.

                      INFORMATION ABOUT PORTFOLIO HOLDINGS

     The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. This policy and the accompanying procedures are designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders and to address conflicts between the interests of a Fund's shareholders, on the one hand, and those of a Fund's investment adviser, principal underwriter or any affiliated person of a Fund, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the President, Chief Compliance Officer, and portfolio managers to authorize the release of a Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Chief Compliance Officer reports quarterly to the Board regarding the implementation of such policies and procedures.

     Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

     These reports are also available on the Funds' website at www.bishopstreetfunds.com. The Funds' website also provides information about the Funds' complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate updated as of the end of the most recent calendar/fiscal quarter (i.e., each March 31, June 30, September 30, and December 31). This information on the website is provided ten (10) calendar days after the end of each month, subject to a 31-day lag. The information on the Funds' website is publicly available to all categories of persons.

     In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor's and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' policies and procedures provide that the Chief Compliance Officer may authorize disclosure of portfolio holdings information to such parties at differing times and/or with different lag times to such third parties provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.

     No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

     In addition, the Funds' service providers, such as the Sub-Advisers, Custodian, Administrator and Transfer Agent, may receive portfolio holdings information in connection with their services to the Fund.

                                     VOTING

     Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

     Where the Trust's prospectuses or SAI state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

                              SHAREHOLDER LIABILITY

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

                        LIMITATION OF TRUSTEES' LIABILITY

     The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their Offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

                                  PROXY VOTING

     The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. With respect to the Strategic Growth Fund, the Adviser has delegated proxy voting responsibility to BNP PAM. The Adviser and BNP PAM will each vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Funds' proxy voting record.

     A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, is available on Form N-PX (i) without charge, upon request, by calling 1-800-262-9565; and (ii) on the SEC's website at http://www.sec.gov.

                             5% AND 25% SHAREHOLDERS

     A shareholder owning of record or beneficially more than 25% of a particular Fund's shares may be considered to be a "controlling person" of that Fund. Accordingly, that shareholder's vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Fund's other shareholders. As of ________________ , 2006, the following persons were the only persons who were record owners of 5% or more, or more than 25%, of the Fund's shares.

                        RECORD
FUND   SHAREHOLDER   OWNERSHIP %
----   -----------   -----------


                              FINANCIAL INFORMATION

     [The Trust's financial statements and notes thereto contained in the Annual Report for the Funds for the fiscal year ended December 31, __ are herein incorporated by reference and deemed to be a part of this SAI. A copy of the Annual Report must accompany the delivery of this SAI. ]

                                  APPENDIX - A
                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-    Leading market positions in well-established industries.

-    High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch, which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

- Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

- Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB--rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch IBCA

Bonds rated AAA by Fitch IBCA are judged by Fitch IBCA to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch IBCA are judged by Fitch IBCA to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                                  APPENDIX - B
                      PROXY VOTING POLICIES AND PROCEDURES

                        BISHOP STREET CAPITAL MANAGEMENT

                             STANDARD POLICY MANUAL

                               PROXY VOTING POLICY

I.   STATEMENT OF POLICY

     Bishop Street Capital Management ("BSCM"), as a matter of policy and as a fiduciary to our institutional, investment company and individual clients, has the responsibility for voting proxies for portfolio securities consistent with the best interests of our clients unless any client explicitly retains responsibility for proxy voting. Our firm maintains written policies and procedures for the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices.

     For those clients who have retained proxy voting responsibility, BSCM has no authority and will not vote any proxies for those client portfolios.

     BSCM has designated the Compliance & Information Director who is responsible for establishing, implementing and monitoring our proxy policy and practices.

     Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

II.  RESPONSIBILITY

     The BSCM Compliance & Information Director has overall responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and recordkeeping.

III. PROCEDURES

     BSCM has adopted various procedures and reviews to implement the firm's policy and to monitor and insure the firm's policy is observed, implemented properly and amended or updated as appropriate, which include the following:

     A.   Account setup

     At the opening of each account, the persons responsible for account setup will provide the client with appropriate paperwork to instruct the client's custodian to forward proxies to BSCM. At the same time, proxy voting authority, any client proxy policies or guidelines regarding proxy voting will be recorded.

     B.   BSCM investment management agreements

     BSCM investment management agreements specify who has proxy voting responsibility. The BSCM investment management agreement for institutional clients provides that BSCM has proxy voting authority. BSCM investment management agreements for individual clients provides the option for either BSCM or the client to have proxy voting responsibility. The designation of the person, i.e., BSCM, the client or other entity, who has responsibility for proxy voting is recorded in the account set up process.

     C.   Proxy monitoring, reporting and records

     All proxy materials will be forwarded to the designated Administrative Assistant. This person's responsibilities will include:

     - Review of proxies received against securities held and attempt to obtain any missing proxy materials/ballots prior to the voting deadline.

     - Voting the proxies according to the research service provider's recommendation.

     -    Transmitting the voted proxies to the issuer.

     -    Recording how each proxy was voted for each client.

     -    Maintaining appropriate proxy voting records by issuer and for clients

     - Prepare and provide proxy voting reports to clients upon client request.

     D.   Research

     BSCM has retained the services of Institutional Shareholder Services ("ISS"), a nationally recognized and independent proxy service, to provide research and voting recommendations for all proxy issues based on its research. ISS has no authority or responsibility for voting BSCM client proxies.

     E.   Proxy Voting

     The Administrative Assistant will receive each issuer's proxy materials, statements, ballots, etc., and forward them to the appropriate analyst/portfolio manager for review. It is the policy to vote in accordance with ISS' guidelines unless in doing so would not be in the clients' best interest. In such instances, each issue would be evaluated for any conflicts of interest as noted below.

     F.   Conflicts of Interest

     Where the analyst/portfolio manager feels that ISS' recommendation would not be in the best interest of our clients, the Chief Investment Officer or an appropriate designate, will evaluate the docket of those proxies and determine if a material conflict of interest is present for any of the proxies.

     In determining whether a material conflict of interest is present and material, some of the general factors which BSCM will consider, but not limited to, are: business relationships, personal relationships, familial relationships and fund relationships. Where BSCM or an affiliate has a substantial business relationship with the company, the materiality of the business relationship will generally be viewed as follows. It is presumed to be non-material if the conflict involved is less than 1% of BSCM's annual revenues. In cases where it is in excess of 1% of BSCM's annual revenues, it will be evaluated on a case by case basis to determine the materiality of the conflict. Where BSCM or an affiliate has personal or familial relationships causing a material conflicts of interest, the voting procedure described below would take effect. To determine whether a personal or familial relationship exists which may create material conflicts of interest, BSCM Access Personnel will annually certify whether they, or an immediate family member, serves as a director of a public company or at the executive management level of a public company as well as identify the public company to which they are serving.

     In the event of any actual or potential conflicts of interest that arise in the exercise of BSCM's proxy voting responsibilities, any such conflict will result in BSCM's Proxy Committee evaluating the issue and casting a vote on the issue unless a member is the source of the conflict. If the Proxy Committee unanimously agrees upon the issue, it shall be voted as unanimously agreed upon. In the event whereby there is not a unanimous agreement of the Proxy Committee or the conflict of interest cannot be resolved within the Proxy Committee, BSCM will employ an independent fiduciary to vote these proxies.

     If there is no material conflict of interest the analyst/portfolio manager will instruct the Administrative Assistant to vote accordingly.

     Where BSCM advisory clients hold shares of Bishop Street Funds, the policy is to mirror vote the fund proxies.

     G.   Proxy Committee

     The Proxy Committee shall consist of the following members: the Chief Investment Officer, Director of Equities and the Compliance & Information Director.

     H.   Disclosure

     BSCM discloses a summary of our proxy voting policy and practices in Form ADV Part II which is updated as appropriate.

     I.   Annual Review of Proxy Policy

     The Compliance & Information Director will review BSCM's Proxy Policy on an annual basis and amend, or supplement, as may be necessary, so as to remain current and appropriate for BSCM's proxy practices, acting in the clients' best interests and meeting applicable regulatory requirements.

IV.  RECORDKEEPING

     The Compliance & Information Officer has overall responsibility for maintaining files and records regarding BSCM's proxy policies and practices in an appropriate manner and for the required period, i.e., two years on-site in BSCM's offices and an additional three years off-site in secure and accessible facilities. The firm's recordkeeping procedures include the following:

     - BSCM maintains relevant records, in paper or electronic format, i.e., internally and externally, EDGAR and ISS, including proxy statements, related research materials, proxy ballots and votes, on an issuer and client basis.

     - BSCM also maintains an annual file of records of any written client requests for proxy voting information for their portfolio securities and provides information to clients as requested.

     - BSCM also maintains and files the Form N-PX for investment companies that it acts as investment adviser to and has not assigned the voting responsibilities to a sub-adviser.

(BNP PARIBAS ASSET MANAGEMENT LOGO)

                               PROXY VOTING POLICY

Exercise of voting rights is an integral part of our asset management process and a central means of holding directors accountable for the stewardship of companies in which BNP PAM has invested on behalf of its clients. BNP PAM is committed to ensure consistent exercise of voting rights across all mutual funds and institutional mandates where proxy voting has been delegated to us. BNP PAM operates at arms length from the rest of the BNP Paribas Group and exercises all votes independently.

Through implementation of our Voting Policy, we aim to foster best practice in corporate governance and ethical business conduct while supporting company decisions leading to long-term value creation for shareholders and economic development(1).

Corporate governance practices which BNP PAM supports include:

-    full disclosure of company affairs in reports and accounts,

-    competence and independence of board members and committees,

-    transparency of remuneration schemes, appointment and nomination processes,

-    professional conduct and independence of auditors,

- adequate justification of share issues and repurchases and major corporate actions

-    sustainability of dividend policies,

- changes to company statutes that have a positive impact on shareholder rights, and

- resolutions consistent with the "one share - one vote - one dividend" principle.

Our policy is supported by detailed guidelines that address key voting issues relating to: approval of report and accounts, appointments and remuneration of board members and auditors, financial operations and changes to company statutes. For each voting issue, the guidelines highlight resolutions that (i) reflect or tend toward best practice and that we will support, (ii) may raise concerns and on which we will abstain and (iii) go against shareholder interests and that we will oppose.

While our policy and guidelines reflect international best practice in the field of corporate governance and are subject to annual review in light of experience gained(2), they cannot cover all potential voting issues. Therefore, in applying its voting guidelines, BNP PAM strives to act in the best interests of clients in the light of specific circumstances as they relate to the market and the company in order to protect and enhance the long-term value of their shareholdings.

----------
(1)  Addition for SRI funds "environmental conservation and social cohesion".

(2) Benchmarks such as the UK Combined Code were used to define best practice. Minimum acceptable standards for the 2003 voting season are based on AFG recommendations and will be reviewed based on the Bouton report whose recommendations will apply from 2004.

This voting policy applies to all entities within BNP PAM and its affiliates. External investment managers to which BNP PAM delegates portfolio management are expected to develop their own voting policy in line with market practice and to periodically report on its implementation.

I -VOTING GUIDELINES PREAMBLE

These guidelines support BNP PAM Voting Policy. They address key voting issues grouped in four themes: Report and Accounts, Appointments and Remuneration, Financial Operations and Statutes. For each voting issue, the guidelines highlight practices that are desirable, may raise concern, or go against shareholders' interests(3). In general, our opinion is reflected in our voting position as follows:

- OPPOSE: The proposal is not acceptable in our opinion and is not in shareholders' long-term interests

- ABSTAIN: The proposal raises issues of concern (either the concern is not regarded as sufficiently material to warrant opposition OR an oppose vote could have a detrimental impact on corporate structures)

- FOR: The proposal reflects or tends toward best practice and is in shareholders' long term interests

NOTE: Text highlighted in yellow indicates criteria specific to Socially Responsible Funds.

----------
(3) Where relevant, these guidelines may also be used as a basis for exercising voting rights attached to debt instruments in the interest of bondholders

II. REPORT AND ACCOUNTS

                                                    KEY FACTORS AFFECTING VOTING DECISION
                 ----------------------------------------------------------------------------------------------------------
VOTING ISSUE                 OPPOSE                             ABSTAIN                          FOR/BEST PRACTICE
------------                 ------                             -------                          -----------------
Approval of      -    Absence of audit            -    Audit committee comprises       -    The directors have made a full
Report and            committee                        less than a third independent        and acceptable statement
Accounts                                               members(4)                           regarding their stewardship of
                 -    There are serious                                                     the company and complied with
                      breaches of corporate       -    The auditors have qualified          all relevant legal and
                      governance at the                accounts                             regulatory requirements
                      company, i.e.
                                                  -    There are concerns with the     -    The directors have made a full
                 -    Absence of committees            company's accounting policies        statement of compliance with
                      (audit, nomination,              or level of transparency(5)          the local market corporate
                      remuneration) AND                                                     governance code

                 -    Absence of independent                                           -    The directors provide adequate
                      directors AND                                                         disclosures on corporate
                                                                                            environmental and social
                 -    Absence of Corporate                                                  responsibility issues
                      Governance references

Discharge of                 Varies according to local market. To be considered in view of the fiduciary duties.
executive/sup
ervisory board

Dividends/Ap     -    Uncovered dividends,                                             -    The dividend is covered and the
propriation of        unless these are                                                      pay-out ratio is reasonable
earnings              reasonably justified by
                      the board to demonstrate
                      the sustainability of the
                      dividend policy

----------
(4)  Based on experience in 2003, the ratio may increase in 2004

(5)  To be reviewed on a case-by-case basis

III. APPOINTMENTS AND REMUNERATION

                                                    KEY FACTORS AFFECTING VOTING DECISION
                 ----------------------------------------------------------------------------------------------------------
VOTING ISSUE                 OPPOSE                             ABSTAIN                          FOR/BEST PRACTICE
------------                 ------                             -------                          -----------------
Directors'       -    Absence of nomination       -    Nomination committee            -    A transparent independent
Appointment(6)        committee                        comprises less than a third          nomination process is in
                                                       independent members(8)               existence
                 -    There are serious
                      concerns over the conduct   -    Non-independent candidate (if   -    Shareholders can vote
                      or competence of the             ratio of independent board           separately on the election of
                      director                         members is less than 1/3)            individual directors

                 -    Executive Directors         -    The candidate has an            -    There is sufficient
                      subject to 3 year rolling        alternate director.                  biographical information for
                      contracts(7)                                                          shareholders to vote on an
                                                  -    Director is elected for a            informed basis.
                                                       period exceeding 4 years
                                                                                       -    In case of renewal, the
                                                  -    Executive Directors subject          candidate's record of
                                                       to 2 year rolling                    attendance at meetings is
                                                       contracts(5)                         adequate (i.e. at least 75%)

                                                                                       -    Executive Directors subject to
                                                                                            1 year rolling contracts(5)


----------
(6)  Factors that may compromise independence include :

- A former executive position within the company group (including at major acquisitions);

- An association with the business of more than 5 years or directorship position in excess of 12 years;

- Relationship through blood, marriage or equivalent to other directors or advisers to the company;

- A current or recent material connection with a professional adviser to the company;

- A significant personal holding in the company's equity, a contract of employment, share options or other conditional remuneration, consultancy payments or pension benefits or a significant level of fees

- Remuneration from a third party in relation to the directorship; benefits from related party transactions;

- Cross directorships or significant links with other directors through involvement in other companies or bodies;

- A current or recent senior position with a political or charitable body to which the company makes material contributions

- Current or recent involvement at a senior level in another entity with a material financial or commercial interest in the company either through a shareholding link, or as customer, supplier, joint venture partner or competitor; and

- An appointee or representative of a group other than the shareholders as whole;

(7)  Relevant in the specific case of the UK

                                                       KEY FACTORS AFFECTING VOTING DECISION
               --------------------------------------------------------------------------------------------------------------------
VOTING ISSUE                  OPPOSE                                 ABSTAIN                            FOR/BEST PRACTICE
------------   -----------------------------------   --------------------------------------   -------------------------------------
Chairman       - Chairmen is also chief executive    - Chairmen has previously been chief     - Split function between Chairman and
(appointment     (except if at least 1/3 of board      executive (except if at least 1/3 of     CEO
as director)     members are independent and           board members are independent)
                 sufficient justification is
                 provided by the company)

Remuneration   - Absence of remuneration committee   - Independent members of remuneration    - Remuneration schemes have been
of Senior                                              committee have minority voting           recommended by an independent
Executives     - Remuneration schemes which lack       power(10)                                remuneration committee appointed
                 appropriate performance criteria                                               by the Board
                 and performance period(9)
                                                                                              - Remuneration schemes in line
                                                                                                with estimated merits and long
                                                                                                term performance

                                                                                              - The remuneration committee has
                                                                                                considered the impact of
                                                                                                repurchases undertaken during the
                                                                                                previous year on relevant
                                                                                                performance targets for incentive
                                                                                                schemes

----------
(8)  Based on experience in 2003, the ratio may increase in 2004

(9) To be assessed based on ABI and other relevant guidelines and in view of local compensation practice for similar management and supervisory responsibilities

(10) Based on experience in 2003, this may trigger opposition in 2004

                                                       KEY FACTORS AFFECTING VOTING DECISION
               --------------------------------------------------------------------------------------------------------------------
VOTING ISSUE                  OPPOSE                                 ABSTAIN                            FOR/BEST PRACTICE
------------   -----------------------------------   --------------------------------------   -------------------------------------
Stock option   - Stock option plans that meet
Plans            three or more of the following
                 conditions:

               - Existence of a discount for
                 executives

               - Discount over 20% for employees

               - Volume of the stock option plan
                 over 10%

               - Vesting and holding period less
                 than 5 years

               - Absence of stock option plan
                 exercising objectives

Auditors'      - Absence of audit committee          - Audit committee comprises less than    - The auditors have been recommended
Appointment                                            a third independent members(12)          by an independent audit committee
and            - Consultancy or audit fees are not                                              appointed by the Board
Remuneration     disclosed                           - There are factors potentially
                                                       affecting independence of auditors     - There is full disclosure of any
               - Non-audit work is considered to       (such as personal or professional        non-audit work undertaken and the
                 impair objectivity                    links between  partners of the audit     process undertaken for granting the
                 (i.e. consultancy fees exceed         firm and the company)                    work
                 audit fees - where disclosed)(11)

               - Firm appoints the same auditor
                 for periods exceeding 6 years

               - There are concerns regarding
                 professional conduct
                 or the integrity of the audit
                 process

----------
(11) Based on experience in 2003, the ratio of consultancy fees to audit fees may be reduced in 2004

(12) Based on experience in 2003, the ratio may increase in 2004

Stock option   - Stock option plans that meet
Plans            three or more of the following
                 conditions:

                  - Existence of a discount for
                    executives

                  - Discount over 20% for
                    employees

                  - Volume of the stock option
                    plan over 10%

                  - Vesting and holding period
                    less than 5 years

                  - Absence of stock option plan
                    exercising objectives

Auditors'      -  Absence of audit committee         - Audit committee comprises less than    - The auditors have been recommended
Appointment                                            a third independent members(14)          by an independent audit committee
and            -  Consultancy or audit fees are                                                 appointed by the Board
Remuneration      not disclosed                      - There are factors potentially
                                                       affecting independence of auditors     - There is full disclosure of any
               -  Non-audit work is considered to      (such as personal or professional        non-audit work undertaken and the
                  impair objectivity (i.e.             links between partners of the audit      process undertaken for granting the
                  consultancy fees exceed audit        firm and the company)                    work
                  fees - where disclosed)(13)

               -  Firm appoints the same auditor
                  for periods exceeding 6 years

               -  There are concerns regarding
                  professional conduct or the
                  integrity of the audit process

IV. FINANCIAL OPERATIONS

VOTING ISSUE   KEY FACTORS AFFECTING VOTING DECISION

----------
(13) Based on experience in 2003, the ratio of consultancy fees to audit fees may be reduced in 2004

(14) Based on experience in 2003, the ratio may increase in 2004

                               OPPOSE                          ABSTAIN                     FOR/BEST PRACTICE
                   -----------------------------   ------------------------------   ------------------------------
Share issues and   -    The authority to issue     -    The authority is            -    The authority is suitably
repurchases             capital exceeds 100% of         comprised between 50% and        justified and limited, in
                        issued share capital or         100% of issued share             amount and duration
                        exceeds 5 years                 capital or exceeds 5             (acceptable limits: 5
                                                        years                            years and 50% of issued
                   -    Share issue without                                              share capital)
                        pre-emption rights(15)
                        (except if exercisable                                      -    Justification is provided
                        within 3 years and                                               for a share repurchase in
                        representing less than                                           terms of the use of
                        10% of issued share                                              company resources
                        capital)

                   -    Authority can be used to
                        create a potential
                        'poison pill' or
                        constitutes an
                        anti-takeover measure

                   -    Actions that do not
                        respect the "one share -
                        one vote - one dividend"
                        principle

Takeovers,         -    Actions that carry                                          -    The company has provided
mergers,                significant negative                                             adequate information,
capital                 implications for                                                 explanation and
restructuring           shareholder rights or                                            justification of the
and other               value                                                            proposal and its
corporate                                                                                financial implications
actions            -    There is significant
                        negative impact for                                         -    The board's corporate
                        employees or other                                               governance structures
                        stakeholders which could                                         allow independent
                        have an adverse impact on                                        scrutiny of the proposal
                        corporate reputation or
                        performance

----------
(15) For French stocks: priority right

V. STATUTES

                                           KEY FACTORS AFFECTING VOTING DECISION
               --------------------------------------------------------------------------------------------
VOTING ISSUE                    OPPOSE                   ABSTAIN               FOR/BEST PRACTICE
------------   ---------------------------------------   -------   ----------------------------------------
Changes to     -    Actions that go against the "one               -    To be considered based on an
Company             share-one vote one dividend"                        assessment of the balance of
Statutes            principle                                           positive and negative impacts on
                                                                        shareholder rights, the timely
               -    Adverse impacts on shareholder                      provision of information by the
                    rights (e.g. limit proxy voting,                    company the quality of information,
                    non-public share disclosure                         explanation and disclosure
                    thresholds more stringent than
                    regulatory requirements)

               -    (Supervisory) board size in excess
                    of 16 members (except within the
                    year following a merger)

VI. OTHER VOTING ISSUES

                                                    KEY FACTORS AFFECTING VOTING DECISION
                  -----------------------------------------------------------------------------------------------
VOTING ISSUE                  OPPOSE                          ABSTAIN                     FOR/BEST PRACTICE
------------      ------------------------------   -----------------------------   ------------------------------
All Resolutions   -    Blind resolutions ("Other   -    Insufficient disclosure    -    The resolution is fully
                       Items")                          of relevant information         explained and justified
                                                                                        by the proposers
                  -    Resolution bundled
                       together that include a                                     -    There is full disclosure
                       substantive and                                                  of information relevant
                       unacceptable proposal                                            to the consideration of a
                       (e.g. disapplication of                                          resolution and such
                       pre-emption rights above                                         information is presented
                       acceptable limits)                                               in a fair and balanced
                                                                                        way

Shareholder       To be considered on a case-by-case basis based on:
Resolutions
                  -    Appropriateness for the AGM/EGM

                  -    Justification by its proponents

                  -    Alignment with shareholders long-term interest, including environmental conservation and social cohesion

                  -    Board support or justification of opposition

                               BISHOP STREET FUNDS

                            PART C: OTHER INFORMATION

ITEM 23.   EXHIBITS:

(a)(1)     Agreement and Declaration of Trust of the Bishop Street Funds (the
           "Registrant") dated May 25, 1994 as originally filed with the Registrant's Registration Statement on Form N-1A (File No. 33-80514) filed with the U.S. Securities and Exchange Commission (the "SEC") on
           June 20, 1994, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 3 to the Registrant's Registration
           Statement, as filed with the SEC on February 29, 1996.

(a)(2)     Amended and Restated Agreement and Declaration of Trust dated
           September 1, 1994 as originally filed with the Registrant's
           Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-80514) filed with the SEC on September 7, 1994, is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's
           Registration Statement, as filed with the SEC on February 29, 1996.

(b)(1)     By-Laws of the Registrant as originally filed with the Registrant's
           Registration Statement filed with the SEC on Form N-1A (File No.
           33-80514) on June 20, 1994, are incorporated herein by reference to
           Exhibit 2 of Post-Effective Amendment No. 3 to the Registrant's
           Registration Statement, as filed with the SEC on February 29, 1996.

(b)(2) Amended By-Laws of the Registrant as originally filed with the Registrant's Pre-Effective Amendment No. 1 filed with the SEC on Form
           N-1A (File No. 33-80514) on September 7, 1994, are incorporated herein by reference to Exhibit 2(a) of Post-Effective Amendment No. 3 to the Registrant's Registration Statement, as filed with the SEC on February 29, 1996.

(b)(3) Amended By-Laws of the Registrant are incorporated herein by reference to Exhibit 2(b) of Post-Effective Amendment No. 7 to the
           Registrant's Registration Statement filed with the SEC on Form N-1A
           (File No. 33-80514), as filed on February 26, 1998.

(c)        Not applicable.

(d)(1)     Investment Advisory Agreement between the Registrant and First
           Hawaiian Bank dated January 27, 1995, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 3 to the
           Registrant's Registration Statement filed with the SEC on Form N-1A
           (File No. 33-80514), as filed on February 29, 1996.

(d)(2) Schedule B dated April 30, 1996, to the Investment Advisory Agreement dated January 27, 1995, between the Registrant and First Hawaiian
           Bank, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 5 to the Registrant's Registration
           Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed on April 30, 1997.

(d)(3)     Investment Advisory Agreement between the Registrant and First
           Hawaiian Bank dated March 31, 1999, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 12 to the
           Registrants Registration Statement filed with the SEC on Form N-1A
           (File No. 33-80514), as filed April 30, 1999.

(d)(4)     Assignment and Assumption Agreement between First Hawaiian Bank and
           Bishop Street Capital Management dated February 22, 2000 is incorporated herein by reference to Exhibit (d)(7) of Post-Effective
           Amendment No. 14 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed May 1, 2000.

(d)(5)     Consent to Assignment and Assumption of the Investment Advisory
           Agreement between the Bishop Street Funds and First Hawaiian Bank is incorporated herein by reference to Exhibit (d)(8) of Post-Effective
           Amendment No. 14 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed May 1, 2000.

(d)(6)     Investment Sub-Advisory Agreement by and between Bishop Street
           Capital Management and BNP Paribus Asset Management, Inc. dated July
           1, 2002 is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 18 to the Registrant's Registration
           Statement filed with the SEC on Form N-1A (file No. 33-80514), as filed August 29, 2002.

(d)(7)     Schedule A dated November 18, 2005, to the Investment Advisory
           Agreement dated March 31, 1999, between the Registrant and Bishop
           Street Capital Management. To be filed by amendment.

(d)(8)     Interim Investment Sub-Advisory Agreement by and between Bishop
           Street Capital Management and Fischer Francis Trees & Watts, Inc.
           dated April 29, 2005 is incorporated herein by reference to Exhibit
           (d)(12) of Post-Effective Amendment No. 23 to the Registrant's
           Registration Statement filed with the SEC on Form N-1A (file No.
           33-80514), as filed April 29, 2005.

(d)(9)     Investment Sub-Advisory Agreement by and among the Registrant, Bishop
           Street Capital Management, and Lotsoff Capital Management. To be filed by amendment.

(e)(1)     Distribution Agreement between the Registrant and SEI Financial
           Services Company (now SEI Investments Distribution Co.) dated January
           27, 1995, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 3 to the Registrant's Registration
           Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed February 29, 1996.

(e)(2) Amended and Restated Distribution Agreement between the Registrant and SEI Investments Distribution Co. dated June 10, 1999, is incorporated herein by reference to Exhibit (e)2 of Post-Effective
           Amendment No. 13 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed June 11,
           1999.

(f)        Not Applicable.

(g)(1) Mutual Fund Custodian Agreement between the Registrant and Union Bank of California, N.A. dated August 4, 2000, is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 20 to the
           Registrant's Registration Statement filed with the SEC on Form N-1A
           (File No. 33-80514), as filed April 29, 2004.

(g)(2)     Letter Agreement between the Registrant and Union Bank of California,
           N.A. dated July 1, 2002, supplementing the Mutual Fund Custodian
           Agreement dated August 4, 2000, is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 20 to the
           Registrant's Registration Statement filed with the SEC on Form N-1A
           (File No. 33-80514), as filed April 29, 2004.

(g)(3)     Revised Schedule B dated November 18, 2005, to the Custodian
           Agreement dated August 4, 2000, between the Registrant and Union Bank of California, N.A. To be filed by amendment.

(h)(1)     Administration Agreement between the Registrant and SEI Financial
           Management Corporation (now SEI Investments Global Funds Services) dated January 27, 1995, is incorporated herein by reference to
           Exhibit 9(a) of Post-Effective Amendment No. 3 to the Registrant's
           Registration Statement filed with the SEC on Form N-1A (File No.
           33-80514), as filed February 29, 1996.

(h)(2)     Agency Agreement between the Registrant and DST Systems, Inc. dated
           August 13, 2004. To be filed by amendment.

(h)(3) Consent to Assignment and Assumption of the Administration Agreement between the Registrant and SEI Financial Management Corporation to
           SEI Fund Resources dated June 1, 1996, is incorporated herein by reference to Exhibit 9(c) of Post-Effective Amendment No. 5 to the
           Registrant's Registration Statement filed with the SEC on Form N-1A
           (File No. 33-80514), as filed April 30, 1997.

(h)(4)     Amendment No. 1 dated May 10, 2001 to the Consent to Assignment and
           Assumption of the Administration Agreement between the Registrant and SEI Financial Management Corporation dated June 1, 1996 is incorporated herein by reference to Exhibit (h)(4) of Post-Effective
           Amendment No. 17 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed April 26,
           2002.

(h)(5) Schedule dated November 18, 2005 to the Administration Agreement dated January 27, 1995 between the Registrant and SEI Financial
           Management Corporation (now SEI Investments Global Funds Services).
           To be filed by amendment.

(i) Opinion and Consent of Counsel (Morgan, Lewis & Bockius LLP). To be filed by amendment.

(j)        Consent of Independent Registered Public Accounting Firm,
           PricewaterhouseCoopers LLP. To be filed by amendment.

(k)        Not Applicable.

(l)        Not Applicable.

(m) 12b-1 Plan (Class A) dated January 27, 1995, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement filed with the SEC on Form
           N-1A (File No. 33-80514), as filed June 11, 1999.

(n)(1) Rule 18f-3 Plan dated February 15, 2001, is incorporated herein by reference to Exhibit (o)(3) of Post-Effective Amendment No. 17 to the
           Registrant's Registration Statement filed with the SEC on Form N-1A
           (File No. 33-80514), as filed April 26, 2002.

(n)(2) Amended and Restated Rule 18f-3 Plan dated April 7, 2005, is incorporated herein by reference to Exhibit (n)(2) of Post-Effective
           Amendment No. 23 to the Registrant's Registration Statement filed with the SEC on Form N-1A (file No. 33-80514), as filed April 29,
           2005.

(n)(3)     Amendment dated November 18, 2005 to Schedule A of the Amended and
           Restated Rule 18f-3 Plan dated April 7, 2005. To be filed by amendment.

(o)        Not Applicable.

(p)(1) Code of Ethics for the Registrant is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 14 to the
           Registrant's Registration Statement filed with the SEC on Form N-1A
           (File No. 33-80514), as filed May 1, 2000.

(p)(2) Code of Ethics for First Hawaiian Bank is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 14 to the
           Registrant's Registration Statement filed with the SEC on Form N-1A
           (File No. 33-80514), as filed May 1, 2000.

(p)(3) Code of Ethics for Bishop Street Capital Management Corporation is incorporated herein by reference to Exhibit (p)(4) of Post-Effective
           Amendment No. 23 to the Registrant's Registration Statement filed with the SEC on Form N-1A (file No. 33-80514), as filed April 29,
           2005.

(p)(4) Code of Ethics for SEI Investments Company is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 23 to the
           Registrant's Registration Statement filed with the SEC on Form N-1A
           (file No. 33-80514), as filed April 29, 2005.

(p)(5) Code of Ethics for BNP Paribas Asset Management is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No.
           23 to the Registrant's Registration Statement filed with the SEC on Form N-1A (file No. 33-80514), as filed April 29, 2005.

(p)(6) Code of Ethics for Fischer Francis Trees & Watts, Inc. is incorporated herein by reference to Exhibit (p)(7) of Post-Effective
           Amendment No. 23 to the Registrant's Registration Statement filed with the SEC on Form N-1A (file No. 33-80514), as filed April 29,
           2005.

(p)(7) Code of Ethics for Lotsoff Capital Management. To be filed by amendment.

(q)        Powers of Attorney for Martin Anderson, Philip H. Ching, Peter F.
           Sansevero, Manuel R. Sylvester, John K. Tsui and Joyce S. Tsunoda are incorporated herein by reference to Exhibit (q) of Post-Effective
           Amendment No. 23 to the Registrant's Registration Statement filed with the SEC on Form N-1A (file No. 33-80514), as filed April 29,
           2005.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

     See the Statement of Additional Information regarding the Registrant's control relationships. The administrator of the Registrant, SEI Investments Global Funds Services, is a subsidiary of SEI Investments Company, which also controls the distributor of the Registrant, SEI Investments Distribution Co., and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

ITEM 25. INDEMNIFICATION:

     Article VIII of the Agreement and Declaration of Trust filed as Exhibit A to the Registration Statement is incorporated herein by reference. Insofar as indemnification liabilities arising under the Securities Act of 1933, as amended, (the "Act"), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND INVESTMENT SUB-ADVISERS:

     The following tables describe other business, profession, vocation, or employment of a substantial nature in which each director, officer, or partner each adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee. Each adviser's table was provided to the Registrant by that adviser for inclusion in this Registration Statement.

BISHOP STREET CAPITAL MANAGEMENT

     As of February 22, 2000, Bishop Street Capital Management serves as adviser to the Funds. The principal business address for Bishop Street Capital Management is 999 Bishop Street, Honolulu, HI, 96813. Bishop Street Capital Management is an investment adviser registered under the Investment Advisers Act of 1940.

[TO BE UPDATED BY AMENDMENT]

      NAME AND POSITION                      NAME OF OTHER                                      POSITION WITH
   WITH INVESTMENT ADVISER                      COMPANY                                         OTHER COMPANY
   -----------------------                   -------------                                      -------------
Don J. McGrath                              BancWest Corp.                     Director, President and Chief Executive Officer
Director                                  First Hawaiian Bank                        Director, Vice Chairman of the Board
                                           Bank of the West                    Director, President and Chief Executive Officer
                                       BW Insurance Agency, Inc.                                  Director
                                    Community First Holdings, Inc.                         Director, Chairman
                                     Community First Home Mortgage                                Director
                                Community First Insurance, Inc.                            Director
                                     Wyoming Equity Lending, Inc.                          Director, Chairman
                                       Essex Credit Corporation                                   Director
                                      Trinity Capital Corporation                                 Director
                                     Pacific Stock Exchange, Inc.                     Member of the Board of Governors
                                           Voyager HR Group                                       Director
                                             1897 Services                                        Director

Donald G. Horner                            BancWest Corp.                           Director, Executive Vice President
Director, Chairman and                    First Hawaiian Bank                  Director, President and Chief Operating Officer
Chief Executive Officer           BancWest Investment Services, Inc.                              Director
                                           FHL SPC One, Inc.                   Director, Chairman and Chief Executive Officer
                                    FHL Lease Holding Company, Inc.            Director, Chairman and Chief Executive Officer
                                     First Hawaiian Leasing, Inc.              Director, Chairman and Chief Executive Officer
                                        FHI International, Inc.                              Director, President
                                    First Hawaiian Insurance, Inc.                           Director, President
                                        KIC Technology 1, Inc.                               Director, President
                                        KIC Technology 2, Inc.                               Director, President
                                        KIC Technology 3, Inc.                               Director, President
                               First Hawaiian Real Estate Holdings, Inc.                     Director, President
                                    Pacific One Dealer Center, Inc.            Director, President and Chief Executive Officer

      NAME AND POSITION                      NAME OF OTHER                                      POSITION WITH
   WITH INVESTMENT ADVISER                      COMPANY                                         OTHER COMPANY
   -----------------------                   -------------                                      -------------
                                      Real Estate Delivery, Inc.                             Director, President
                                       First Hawaiian Foundation                             Director, Chairman
                                           Aloha United Way                                     Board Member
                                         Diamond Head Theatre                                   Board Member
                                      Hawaii Business Roundtable                                  Chairman
                                      Hawaiian Islands Ministries                               Board Member
                                   Iolani School Board of Governors                             Board Member
                                        Kuakini Health Systems                           Board Member and Treasurer

William E. Atwater                        First Hawaiian Bank              Executive Vice President, General Counsel and Secretary
Vice President and Secretary            FHI International, Inc.                     Director, Vice President and Secretary
                                    FHL Lease Holding Company, Inc.                      Vice President and Secretary
                                           FHL SPC One, Inc.                             Vice President and Secretary
                                    First Hawaiian Insurance, Inc.                  Director, Vice President and Secretary
                                     First Hawaiian Leasing, Inc.                        Vice President and Secretary
                               First Hawaiian Real Estate Holdings, Inc.                      Director, Secretary
                                    Pacific One Dealer Center, Inc.                                Secretary
                                      Real Estate Delivery, Inc.                    Director, Vice President and Secretary
                                        The Bankers Club, Inc.                                     Secretary
                                           Center Club, Inc.                                       Secretary
                                        KIC Technology 1, Inc.                      Director, Vice President and Secretary
                                        KIC Technology 2, Inc.                      Director, Vice President and Secretary
                                        KIC Technology 3, Inc.                      Director, Vice President and Secretary
                                       First Hawaiian Foundation                            Director and Secretary
                                       Hawaii Justice Foundation                                   Director

Albert M. Yamada                            BancWest Corp.                                    Assistant Treasurer
Director, Treasurer                       First Hawaiian Bank               Vice Chairman,. Chief Financial Officer and Treasurer
and Assistant Secretary                 FHI International, Inc.                     Director, Vice President and Treasurer
                                    FHL Lease Holding Company, Inc.                 Director, Vice President and Treasurer
                                           FHL SPC One, Inc.                        Director, Vice President and Treasurer
                                    First Hawaiian Insurance, Inc.                            Director, Treasurer
                                     First Hawaiian Leasing, Inc.                   Director, Vice President and Treasurer
                               First Hawaiian Real Estate Holdings, Inc.                      Director, Treasurer
                                    Pacific One Dealer Center, Inc.                           Director, Treasurer
                                      Real Estate Delivery, Inc.                    Director, Vice President and Treasurer
                                        The Bankers Club, Inc.                         Treasurer and Assistant Secretary
                                           Center Club, Inc.                                       Treasurer
                                        KIC Technology 1, Inc.                      Director, Vice President and Treasurer
                                        KIC Technology 2, Inc.                      Director, Vice President and Treasurer
                                        KIC Technology 3, Inc.                      Director, Vice President and Treasurer
                                       First Hawaiian Foundation                             Director, Treasurer
                                       Hawaii Employers Council                                   Director
                                         Mid-Pacific Institute                                     Trustee

      NAME AND POSITION                      NAME OF OTHER                                      POSITION WITH
   WITH INVESTMENT ADVISER                      COMPANY                                         OTHER COMPANY
   -----------------------                   -------------                                      -------------
Robin S. Midkiff                          First Hawaiian Bank                             Executive Vice President
Director, Vice Chairman                First Hawaiian Foundation                                  Director

Gregory E. Ratte                          First Hawaiian Bank                               Senior Vice President
President and                            Hawaii Opera Theater                                Director, Treasurer
Chief Investment Officer                   Honolulu Symphony                                      Director
                                     Honolulu Symphony Foundation                                 Director
                                              CFA Hawaii                                    Director , President

M'liss Hualani Moore                      First Hawaiian Bank                             Assistant Vice President
Vice President                                CFA Hawaii                                          Director
and Co-director of Equity                St. Andrews Cathedral                          Senior Warden, Chapter Member

Kenneth L. Miller                         First Hawaiian Bank                                  Vice President
Senior Vice President
and Co-director of Equity

Dale T. Kobayashi                         First Hawaiian Bank                     Vice President and Manager, Institutional
Vice President and Senior                                                                     Client Relations
Investment Officer

Matthew M. Walton                         First Hawaiian Bank                                 Vice President
Senior Vice President                  Leeward Community Church                         Governing Board, Secretary
and Co-director of Fixed
Income

Michael K. Hirai                          First Hawaiian Bank                              Senior Vice President
Senior Vice President                       Epiphany School                                 Director, Chairman
and Co-director of Fixed
Income

Jennifer Carias                           First Hawaiian Bank                            Assistant Vice President
Vice President
and Portfolio Manager

Cristopher Borden                         First Hawaiian Bank                              Investment Specialist
Assistant Vice President and
Portfolio Manager

Bonnie F. Rice                            First Hawaiian Bank                                 Vice President
Vice President

    NAME AND POSITION                               NAME OF OTHER                                POSITION WITH
 WITH INVESTMENT ADVISER                               COMPANY                                   OTHER COMPANY
------------------------                            -------------                                -------------
Raymond Phillips                            First Hawaiian Bank                      Vice President and Portfolio Manager
Vice President
and Portfolio Manager

Michael Verity                              First Hawaiian Bank                              Investment Specialist
Equity Analyst                        Island Family Christian Church                                Trustee

Todd A. Harraka                             First Hawaiian Bank                              Investment Specialist
Investment Officer

Ryan S Ushijima                 State of Hawaii Deferred Compensation Plan                          Trustee
Senior Vice President, Chief
Compliance Officer and Chief
Operating Officer

Diana P. Wehrly                                 CFA Hawaii                                    Director, Treasurer
Senior Equity Analyst                     Shainde des Rotisseure                                   Director
                                            Lanikai Association                               Director, Treasurer

Benjamin K. Waiolama                               None
Quantitative Analyst

FISCHER FRANCIS TREES & WATTS, INC.

     As of April 29, 2005, Fischer Francis Trees & Watts, Inc. ("FFTW") serves as sub-adviser to the Registrant's Money Market Fund and Treasury Money Market Fund. The principal business address of FFTW is 200 Park Avenue, 46th Floor, New York, NY 10166. FFTW is an investment adviser registered under the Investment Advisers Act of 1940.

[TO BE UPDATED BY AMENDMENT]

   NAME AND POSITION                  NAME OF OTHER                          POSITION WITH
WITH INVESTMENT ADVISER                  COMPANY                             OTHER COMPANY
-----------------------     --------------------------------   ------------------------------------------
ADNAN AKANT                 Charter Atlantic Corporation       Director
Managing Director and       American Hospital of Istanbul,     Treasurer
Member of the Board of      Inc.
Directors

JOHN CAREY                  None                               None
Managing Director

STEPHEN CASPER              Charter Atlantic Corporation       Chief Executive Officer and Director
Chief Executive Officer     FFTW Diversified Alpha Fund Ltd    Director
Managing Director and       FFTW Funds Inc.                    President, Chief Executive Officer and
Member of the Board of                                         Director
Directors
                            FFTW Global Credit Fund SPC        Director
                            FFTW Global Debt Fund plc          Director
                            FFTW Mortgage Total Return         Director

   NAME AND POSITION                  NAME OF OTHER                          POSITION WITH
WITH INVESTMENT ADVISER                  COMPANY                             OTHER COMPANY
-----------------------     --------------------------------   ------------------------------------------
                            Fund plc
                            Fischer Francis Trees & Watts      Chief Executive Officer
                            Fischer Francis Trees & Watts      Director
                            Ltd.
                            Fischer Francis Trees & Watts      Director
                            (Singapore) Pte Ltd
                            Market Axess Holdings Inc.         Director
                            The Depository Trust & Clearing    Director
                            Corporation
                            The Depository Trust Company       Director
                            The Emerging Markets Clearing      Director
                            Corporation
                            The Fixed Income Clearing          Director
                            Corporation
                            The National Securities Clearing   Director
                            Corporation

KEVIN CORRIGAN              None                               None
Managing Director

ROY DIAO                    None                               None
Managing Director

O. JOHN OLCAY               Charter Atlantic Corporation       Director
Managing Director and       FFTW Funds Inc.                    Chairman of the Board of Directors
Member of the Board of
Directors
                            FFTW Funds Selection               Chairman of the Board of Directors
                            FFTW Funds Selection II            Chairman of the Board of Directors
                            FFTW Global Debt Fund plc          Chairman of the Board of Directors
                            FFTW Mortgage Total Return         Chairman of the Board of Directors
                            Fund plc
                            Fischer Francis Trees & Watts      Chairman of the Board of Directors
                            (Singapore) Pte Ltd
                            Fischer Francis Trees & Watts KK   Chairman of the Board of Directors

VIVIEN LEVY-GARBOUA         BNP Paribas (Luxembourg) S.A.      President
Member of the Board of      BNP Paribas (Suisse) S.A.          Administrateur
Directors
                            BNP Paribas (UK)                   President
                            BNP Paribas Asset Management       Member of the Executive Committee and Head
                            Group                              of Asset Management Services
                            BNP Paribas Immobilier             Representant Cimoxi, Administrateur
                            BNP Paribas Private Bank, Paris    President
                            BNP Paribas Securities Services    Vice President du Conseil de Surveillance
                            CARDIF                             Representant permanent BNP Paribas
                            Charter Atlantic Corporation       Director
                            COFICEM                            Membre du Conseil d'Administration
                            KLEPIERRE                          President du Conseil de Surveillance
                            Meunier Promotion                  President du Conseil de Surveillance
                            NATIO VIE                          Vice President du Conseil de Surveillance
                            OGDI                               President du Conseil d'Administration
                            Presses Universitaries de France   Membre du Conseil de Surveillance
                            SEGECE                             Representant permanent BNP Paribas
                            U.E.B (Switzerland) Geneve         President
DEBORAH HAZELL              None                               None

   NAME AND POSITION                  NAME OF OTHER                          POSITION WITH
WITH INVESTMENT ADVISER                  COMPANY                             OTHER COMPANY
-----------------------     --------------------------------   ------------------------------------------
Managing Director

GILLES DE VAUGRIGNEUSE      Charter Atlantic Corporation       Director
Member of the Board of      BNP Paribas Asset Management       Chairman and Chief Executive Officer
Directors                   Group
                            BNP ACTION PEA EURO                Administrateur
                            NATIO VIE                          Administrateur
                            BNP Paribas Luxembourg             Administrateur
                            PARVEST                            Administrateur

STEPHEN C. FRANCIS          Charter Atlantic Corporation       Director
Managing Director and       The Institute of International     Trustee
Member of the Board of      Education
Directors
                            VaxGen Inc.                        Director

SIMON G. HARD               Charter Atlantic Corporation       Director
Managing Director and       Fischer Francis Trees & Watts KK   Director
Member of the Board of
Directors

KEN KATAYAMA                None                               None
Managing Director

ULRICH KOALL                None                               None
Managing Director

DAVID MARMON                None                               None
Managing Director

CATHLEEN MCQUILLEN          Charter Atlantic Corporation       Chief Financial Officer
Chief Financial Officer     Fischer Francis Trees & Watts      Chief Financial Officer
                            Fischer Francis Trees & Watts KK   Statutory Auditor
                            Fischer Francis Trees & Watts      Director
                            (Singapore) Pte Ltd

ROBIN S. MEISTER            Charter Atlantic Corporation       Chief Legal and Risk Officer, Secretary of
                                                               the Board of Directors
Chief Legal and Risk        FFTW Diversified Alpha Fund Ltd    Assistant Secretary
Officer
Managing Director and       FFTW Funds Inc.                    Chief Legal Officer and Secretary
Secretary of the Board of
Directors
                            FFTW Funds Selection               Director
                            FFTW Funds Selection II            Director
                            Fischer Francis Trees & Watts      Chief Risk Officer and Secretary
                            Fischer Francis Trees & Watts      Secretary
                            Ltd.
                            Fischer Francis Trees & Watts KK   Director
                            Fischer Francis Trees & Watts      Chief Risk Officer and Director
                            (Singapore) Pte Ltd

STEWART RUSSELL             Charter Atlantic Corporation       Co-Chief Investment Officer and Director
Co-Chief Investment         Fischer Francis Trees & Watts      Co-Chief Investment Officer
Officer
Managing Director and       BlueCrest Funds                    Director
Member of the Board

    NAME AND POSITION                NAME OF OTHER                        POSITION WITH
 WITH INVESTMENT ADVISER                COMPANY                           OTHER COMPANY
------------------------             -------------                        -------------
of Directors

JOHN H. WATTS              Charter Atlantic Corporation        Chairman of the Board of Directors
Managing Director and      BNP Paribas Asset Management        Director
Chairman of the Board of
Directors
                           Brooklyn Bridge Development         Director
                           Corporation
                           The League of Conservation Voters   Director
                           Robert College of Istanbul          Director
                           Friends of Governor's Island        Director
                           EagleNest Ranch                     President
                           South Lano Farms, Ltd.              Limited Partner

RICHARD WILLIAMS           Charter Atlantic Corporation        Co-Chief Investment Officer
Managing Director and      Fischer Francis Trees & Watts       Co-Chief Investment Officer
Co-Chief Investment
Officer

MICHAEL WYNE               None                                None
Managing Director

BNP PARIBAS ASSET MANAGEMENT, INC.

     BNP Paribas Asset Management, Inc. ("BNP PAM") is the sub-adviser for the Registrant's Strategic Growth Fund. The principal business address of BNP PAM is 200 Park Avenue, New York, New York 10166. BNP PAM is an investment adviser registered under the Investment Advisers Act of 1940.

[TO BE UPDATED BY AMENDMENT]

   NAME AND POSITION                 NAME OF OTHER                 POSITION WITH
WITH INVESTMENT ADVISER                 COMPANY                    OTHER COMPANY
-----------------------              -------------                 -------------
Everett Schenk                       BNP PAM Inc.                    Director
Director
                              BNP Paribas Securities Corp      Chairman and Director

Marc Raynaud                         BNP PAM Inc.                    Director
                                      BNP PAM SGR                    Director
                          BNP Paribas Gestion de Inversiones         Director
                                BNP Paribas Invest GmbH              Director
                                     BNP PAM Japan                   Director
                                 Antin Mid Cap Europe                Chairman

Denis Coulon                          BNP PAM Inc                    Chairman
                                    BNP PAM UK Ltd                   Director
                                      PAM Nassau                     Director
                                    BNP PAM Ireland                  Director
                           BNP Paribas Fauchier Partners Ltd         Chairman

   NAME AND POSITION                       NAME OF OTHER                         POSITION WITH
WITH INVESTMENT ADVISER                       COMPANY                            OTHER COMPANY
-----------------------                    -------------                         -------------
                          BNP Paribas South Asia Investment Company Ltd.           Director

Christel Turcat                            BNP PAM Inc.                          President/CEO
                                                                                   Director
                                           Antin Revenus

Deborah Lancaster                          BNP PAM Inc.                    Legal Counsel / Secretary

Thomas Clyne                               BNP PAM Inc.                            Treasurer
                                    BNP Paribas Securities Corp             Chief Financial Officer
                                    Paribas North America, Inc.                Finance Director
                                        BNP US Funding, LLC                 Chief Financial Officer
                                    French American Corporation            Executive Vice President
                                BNP Paribas Commodity Futures, Inc.           Assistant Treasurer
                                           BNPPRCC, Inc.                           Treasurer

Terry McCloskey                             BNP PAM Inc                    Chief Compliance Officer
                                     CooperNrff Advisors, Inc              Chief Compliance Officer
                                   BNP Paribas Securities Corp.               Compliance Officer

Kimberly Anwar                             BNP PAM Inc.                         Vice President

Hubert Goye                                 BNP PAM Inc                        Associated Person
                                         Kleber Japaquant                          Director
                                        Kleber Quantamerica                        Director
                                          BNP PAM Ireland                          Director

LOTSOFF CAPITAL MANAGEMENT

     Lotsoff Capital Management ("Lotsoff") is the sub-adviser for the Registrant's Large Cap Core Equity Fund. The principal business address of Lotsoff is 20 N. Clark Street, 34th Floor Chicago, Illinois 60602-4109. Lotsoff is an investment adviser registered under the Investment Advisers Act of 1940.

   NAME AND POSITION      NAME OF OTHER   POSITION WITH
WITH INVESTMENT ADVISER      COMPANY      OTHER COMPANY
-----------------------   -------------   -------------


[TO BE UPDATED BY AMENDMENT]

ITEM 27. PRINCIPAL UNDERWRITERS:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

     Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

     SEI Daily Income Trust                  July 15, 1982
     SEI Liquid Asset Trust                  November 29, 1982
     SEI Tax Exempt Trust                    December 3, 1982
     SEI Index Funds                         July 10, 1985
     SEI Institutional Managed Trust         January 22, 1987
     SEI Institutional International Trust   August 30, 1988
     The Advisors' Inner Circle Fund         November 14, 1991
     The Advisors' Inner Circle Fund II      January 28, 1993
     SEI Asset Allocation Trust              April 1, 1996
     SEI Institutional Investments Trust     June 14, 1996
     HighMark Funds                          February 15, 1997
     Oak Associates Funds                    February 27, 1998
     CNI Charter Funds                       April 1, 1999
     iShares Inc.                            January 28, 2000
     iShares Trust                           April 25, 2000
     JohnsonFamily Funds, Inc.               November 1, 2000
     Causeway Capital Management Trust       September 20, 2001
     The Japan Fund, Inc.                    October 7, 2002
     Barclays Global Investors Funds         March 31, 2003
     The Arbitrage Funds                     May 17, 2005
     The Turner Funds                        January 1, 2006

     The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                                      Positions and Offices                    Positions and Offices
Name                                     with Underwriter                         with Registrant
----                                  ---------------------                    ---------------------
William M. Doran     Director                                                            --
Carl A. Guarino      Director                                                            --
Edward D. Loughlin   Director                                                            --
Wayne M. Withrow     Director                                                            --
Kevin Barr           President & Chief Executive Officer                                 --
Maxine Chou          Chief Financial Officer & Treasurer                                 --
Mark Greco           Chief Operations Officer                                            --
John Munch           General Counsel & Secretary                                         --
Karen LaTourette     Chief Compliance Officer, Anti-Money Laundering Officer
                     & Assistant Secretary                                               --
Mark J. Held         Senior Vice President                                               --
Lori L. White        Vice President & Assistant Secretary                                --
Robert Silvestri     Vice President                                                      --
John Coary           Vice President & Assistant Secretary                                --
Michael Farrell      Vice President                                                      --
Al DelPizzo          Vice President                                                      --

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

     (a) With respect to Rules 31a-1(a); 31(a)-1(b); (2)(a) and (b); (3); (6);
(8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's custodian:

          Union Bank of California, N.A.
          350 California Street
          San Francisco, CA 94104

     (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D);
(4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's administrator:

          SEI Investments Global Funds Services
          One Freedom Valley Drive
          Oaks, Pennsylvania 19456

     (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's adviser and sub-advisers:

Bishop Street Capital Management      Lotsoff Capital Management
999 Bishop Street                     20 N. Clark Street
Honolulu, Hawaii 96813                34th Floor
                                      Chicago, Illinois 60602 -4109

Fischer Francis Trees & Watts, Inc.   BNP Paribas Asset Management, Inc.
200 Park Avenue                       200 Park Avenue
46th Floor                            New York, NY 10166
New York, NY 10166

ITEM 29. MANAGEMENT SERVICES:

     None.

ITEM 30: UNDERTAKINGS:

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 24 to Registration Statement No. 33-80514 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Honolulu, State of Hawaii on the 15th day of February, 2006.


                                        By: /s/ Robert A. Nesher
                                            ------------------------------------
                                            Robert A. Nesher
                                            President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacity on the date indicated.



                 *                    Trustee                    February 15, 2006
-----------------------------------
    Martin Anderson


                 *                    Trustee                    February 15, 2006
-----------------------------------
    Philip H. Ching


                 *                    Trustee                    February 15, 2006
-----------------------------------
    Peter F. Sansevero


                 *                    Trustee                    February 15, 2006
-----------------------------------
    Manuel R. Sylvester


                 *                    Trustee                    February 15, 2006
-----------------------------------
    John K. Tsui


                 *                    Trustee                    February 15, 2006
-----------------------------------
    Joyce S. Tsunoda


/s/ Michael Lawson                    Treasurer and Controller   February 15, 2006
-----------------------------------
    Michael Lawson


/s/ Robert A. Nesher                  President and Trustee      February 15, 2006
-----------------------------------
    Robert A. Nesher


*By: /s/ Robert A. Nesher
     --------------------------------
     Robert A. Nesher

Attorney-in-Fact pursuant to Powers of Attorney incorporated herein by reference to Exhibit(q) of Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed with the SEC on Form N-1A (file No. 33-80514), as filed April 29, 2005.